                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           MetaCreations Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              [MetaCreations Logo]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                         TO BE HELD NOVEMBER    , 2000


TO THE STOCKHOLDERS OF METACREATIONS CORPORATION:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MetaCreations Corporation, a Delaware corporation (the "Company"), will be held
on November   , 2000, at 9:30 a.m., local time, at the Millennium Broadway
Conference Center, 145 West 44th Street, New York, NY 10036, for the following purposes:


     1. To elect five directors to serve for the ensuing year and until their successors are duly elected and qualified.


     2. To approve the issuance of 5,520,000 shares of common stock of the Company to Computer Associates International, Inc., in exchange for shares of common stock of Viewpoint Corporation (formerly Metastream Corporation) owned by Computer Associates.


     3. To amend the Company's Stock Option Plan to increase the number of shares available for issuance under the plan.

     4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the 2000 fiscal year.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.


     Only stockholders of record at the close of business on September 19, 2000 are entitled to notice of and to vote at the meeting.



     All stockholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, however, you are urged to authorize your proxy by taking one of the following steps as promptly as possible:


     1. Complete, date, sign and return the enclosed proxy card (a postage-prepaid envelope is enclosed for that purpose); or

     2. Vote via the Internet (see the instructions on the enclosed proxy card); or

     3. Vote via telephone (toll-free) in the United States and Canada (see the instructions on the enclosed proxy card).

     The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. The Company has been advised by counsel that the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card.

     Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card or voted via the Internet or telephone.

                                       FOR THE BOARD OF DIRECTORS

                                       BRIAN J. O'DONOGHUE, Secretary

New York, New York

October   , 2000


IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR TELEPHONE.

                           METACREATIONS CORPORATION
                               498 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018
                                 (212) 201-0800
                            ------------------------

                            PROXY STATEMENT FOR 2000
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING


     The enclosed proxy is solicited on behalf of the Board of Directors of MetaCreations Corporation (the "Company") for use at the Annual Meeting of
Stockholders to be held November   , 2000 at 9:30 a.m., local time, or at any
adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Millennium Broadway Conference Center, 145 West 44th Street, New York, NY 10036.



     These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended December 31, 1999, including financial
statements, are being mailed on or about October   , 2000 to all stockholders
entitled to vote at the meeting.


RECORD DATE AND VOTING SECURITIES


     Stockholders of record at the close of business on September 19, 2000 are entitled to notice of and to vote at the meeting. At the record date, 28,985,946 shares of common stock, $0.001 par value, of the Company were issued and outstanding.


REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, whether the proxy was given by telephone, via the Internet or by proxy card. The proxy may be revoked by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by making an authorized Internet or telephone communication on a later date in accordance with the instructions on the enclosed proxy card. It may also be revoked by attendance at the meeting and voting in person.

VOTING AND SOLICITATION

     Proxies properly given and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

     Each stockholder is entitled to one vote for each share of common stock on all matters presented at the meeting. Stockholders do not have the right to cumulative voting in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

QUORUM; REQUIRED VOTES; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transactions of business being voted on at this year's Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

     With respect to the election of directors, Delaware law requires the affirmative vote of the holders of a plurality of the common stock present and entitled to vote on the election of directors at the Annual Meeting. Therefore, for purposes of the election of directors, abstentions will have no effect on the outcome of the vote, although they will be counted toward the presence of a quorum.

     The affirmative vote of a majority of the votes cast is required to adopt all other proposals being voted on at this year's Annual Meeting. Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a manner consistent with this holding. Thus, a broker non-vote will not affect the outcome of the voting on any of the proposals at the Annual Meeting.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

NOMINEES

     Unless otherwise specified, all proxies received will be voted in favor of the election of the persons named below as directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.


                                                                     DIRECTOR
NAME                                                          AGE     SINCE
----                                                          ---    --------
Thomas Bennett..............................................  44         --
Bruce R. Chizen.............................................  44         --
Samuel H. Jones, Jr. .......................................  67       1992
Lennert J. Leader...........................................  44         --
Robert E. Rice..............................................  45       2000


     There is no family relationship among any directors or executive officers of the Company.

THOMAS BENNETT


     Mr. Bennett has been with Computer Associates International, Inc. since 1988 and has been serving as its Senior Vice President of Business Development since April 1997. On February 8, 2000, he became a director of Viewpoint Corporation. Mr. Bennett currently serves as a member of the board of directors of I-Storm, Inc. and several private companies.


BRUCE R. CHIZEN

     Mr. Chizen has been the President of Adobe Systems Incorporated since April 2000. Mr. Chizen joined Adobe in August 1994 as Vice President and General Manager, Consumer Products Division. In December 1997, he was promoted to Senior Vice President and General Manager, Graphic Products Division and in August 1998, Mr. Chizen was promoted to Executive Vice President, Products and Marketing.

SAMUEL H. JONES, JR.

     Mr. Jones has been a director of the Company since April 1992. He has been President of S-J Venture Capital Company since 1991 and President of S-J Transportation Company, an industrial waste transportation company, since 1971. Mr. Jones is a director of Fulton Financial Corp.

LENNERT J. LEADER


     Mr. Leader has been the President of AOL Investments, a division of America Online, Inc., since February 1998. Mr. Leader served as Senior Vice President, Chief Financial Officer, and Treasurer of AOL from September 1989 until July 1998. Prior to joining AOL, Mr. Leader was a Vice President -- Finance of LEGENT Corporation, a computer software and services company, from March 1989 to September 1989, and Chief Financial Officer of Morino, Inc., a computer software and services company, from 1986 to March 1989 and Director of Finance from 1984 to 1986. Prior to joining Morino, Inc. in 1984, he was an audit manager of Price Waterhouse. Mr. Leader serves as a director of iVillage Inc. and Multex.com, Inc. Mr. Leader graduated with a B.S. in Accounting in 1977 from the University of Baltimore.

ROBERT E. RICE


     Mr. Rice has been a director of the Company since April 4, 2000. Mr. Rice co-founded Real Time Geometry Corp. and served as its chairman until its sale to the Company in 1996. At the Company, he served as vice president of strategic affairs until September 1999. He has been the President and a director of Viewpoint Corporation since its formation in June 1999 and has been President and Chief Executive Officer of the Company since April 7, 2000. Before founding Real Time Geometry, Mr. Rice was a partner at the law firm of Milbank, Tweed, Hadley and McCloy LLP, where he advised on various corporate, tax, and intellectual property issues.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held nine meetings during fiscal 1999. Each director attended at least 88% of the meetings of the Board of Directors held during such director's term of office during fiscal 1999.

     The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent auditors, recommends resolutions for any disputes between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with the auditors, including their engagement and discharge. The Audit Committee held four meetings during fiscal 1999. The Audit Committee currently consists of Mr. William H. Lane III, who is not standing for re-election as a director, and Mr. Jones. Messrs. Lane and Jones are both independent members of the Audit Committee as defined by Rule 4200(a)(15) of the NASD listing standards.

     The Compensation Committee develops and monitors compensation arrangements for the officers and directors of the Company, including preparation of proper reports or other disclosure required by the Compensation Committee in accordance with applicable proxy or other rules of the Securities and Exchange Commission, administers the Company's stock option plans, and monitors stock option activity for the Company. The Compensation Committee held five meetings during fiscal 1999. The Compensation Committee currently consists of Messrs. Lane and Jones.

COMPENSATION OF DIRECTORS

     The Company reimburses each of its non-employee directors as follows: each non-employee director is paid $2,500 at the end of each fiscal quarter in which he or she is a director, $1,000 for each regular Board meeting he or she attends, and $500 for each Board committee meeting he or she attends. However, that if more than one committee meeting is held on the same day or a Board meeting and one or more committee meetings are held on the same day, no more than the initial $500 or $1,000, as the case may be, is paid to any director for all such meetings attended by such director on such date. From March 1997 through February 1999, Dr. Howard Morgan, who served as a director of the Company until December 22, 1999, received a monthly consulting fee of $4,500 for services rendered to the Company. In addition, from February 1997 through February 1999, Mr. Lane, who currently serves as a director of the Company, received a monthly consulting fee of $4,000 for services rendered to the Company. Effective March 1, 1999, each of Dr. Morgan's and Mr. Lane's consulting fees were reduced to $2,500 per month.

     Non-employee directors participate in the Company's 1995 Director Option Plan (the "Director Plan"). Under the Director Plan, each non-employee director who joins the Board is automatically granted a nonstatutory option to purchase 20,000 shares of Company common stock on the date upon which such person first becomes a director. In addition, each non-employee director, including current non-employee directors, automatically receives a nonstatutory option to purchase 5,000 shares of Company common stock on January 1 of each year, provided the director has been a member of the Board for at least six months. The exercise price of each option granted under the Director Plan is equal to the fair market value of Company common stock on the date of grant. The 20,000 share grant vests at a rate of one-eighth of the option shares upon the end of the first six-month period after the date of grant and one-forty-eighth of the option shares per month thereafter, provided the optionee remains a director of the Company. The 5,000 share grant vests at the rate of one-half of the option shares upon the end of the first six-month period after the date of grant and one-twelfth of the option shares per month thereafter, provided the optionee remains a director of the Company. Options granted under the Director Plan have a term of ten years unless terminated sooner, whether upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan.


     In January 1999, Messrs. Bert Kolde, who served as a director of the Company until March 2000, Lane and Jones, and Dr. Morgan were each granted an option to purchase 5,000 shares of Company common stock under the Director Plan at an exercise price of $6.625 per share. In December 1999, in recognition of the substantial contribution of the Company's directors to the formation and success of Viewpoint Corporation, Messrs. Kolde, Lane and Jones and Dr. Morgan were each granted a fully-vested option to purchase 50,000 shares of common stock of Viewpoint Corporation under the Viewpoint Stock Option Plan at an exercise price of $1.00 per share. Pursuant to the Director Plan, in January 2000 Messrs. Kolde, Lane and Jones were each granted an option to purchase 5,000 shares of Company common stock under the Director Plan at an exercise price of $9.00 per share. For their participation as directors of Viewpoint Corporation, in January 2000, Mr. Jones and Dr. Morgan were each granted an option to purchase 75,000 shares of common stock of Viewpoint Corporation under the Viewpoint Stock Option Plan at an exercise price of $1.00 per share. Additionally, for his participation as a director of Viewpoint Corporation, in February 2000, Mr. Lane was granted an option to purchase 75,000 shares of common stock of Viewpoint Corporation under the Viewpoint Stock Option Plan at an exercise price of $1.00 per share. The 75,000 share grants vest one-fifth of the option shares on the date of grant, one-fifth of the option shares at the end of the first year and one-thirty-sixth of the option shares per month thereafter, provided the optionee remains a director of Viewpoint.


EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to annual compensation and long-term compensation awarded during fiscal 1997, 1998 and 1999 to each person who served as the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                 LONG TERM COMPENSATION AWARDS
                                            ANNUAL COMPENSATION           -------------------------------------------
                                    -----------------------------------     SECURITIES      SECURITIES
                                                              OTHER         UNDERLYING      UNDERLYING
                                                              ANNUAL          COMPANY       VIEWPOINT     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS      COMPENSATION       OPTIONS        OPTIONS     COMPENSATION
---------------------------  ----   --------   --------    ------------   ---------------   ----------   ------------
Mark Zimmer(1)............   1999   $250,000   $169,743(5)   $20,739(10)            --         50,000      $     --
  President and Chief        1998    239,375     15,000(8)    17,712(10)        40,000             --            --
  Executive Officer          1997    223,199     42,000(9)    16,424(10)        37,657             --            --
Terance A. Kinninger(2)...   1999    186,667     81,000       17,701(10)       125,000             --            --
  Senior Vice President,     1998    173,333     18,000(8)    13,088(10)       115,000             --            --
  Finance and Operations     1997    160,750     28,000(9)     9,207(10)        30,000             --            --
  and Chief Financial
  Officer
Robert Rice...............   1999    185,000     65,000(7)     8,923(10)        25,000        750,000            --
  Vice President, Strategic  1998    173,333    100,000(8)     7,481(10)       294,500             --            --
  Affairs; President and     1997    154,154    100,000(9)     4,607(10)            --             --            --
  Chief Executive Officer
  of Viewpoint Corporation
John Leddy................   1999    177,500     50,000(6)     6,882(10)        75,000             --            --
  Senior Vice President,     1998     57,028     25,000(6)     1,875(10)       130,000             --            --
  Product Development

                                                                                 LONG TERM COMPENSATION AWARDS
                                            ANNUAL COMPENSATION           -------------------------------------------
                                    -----------------------------------     SECURITIES      SECURITIES
                                                              OTHER         UNDERLYING      UNDERLYING
                                                              ANNUAL          COMPANY       VIEWPOINT     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS      COMPENSATION       OPTIONS        OPTIONS     COMPENSATION
---------------------------  ----   --------   --------    ------------   ---------------   ----------   ------------
Gary Lauer(3).............   1999    350,000         --       73,644(11)            --         50,000       146,376(12)
  Former President and       1998    288,189         --       31,626(11)     1,000,000             --        67,365(13)
  Chief Executive Officer
Kai Krause(4).............   1999     83,333         --       24,629(10)            --             --       166,667(14)
  Former Chief Design        1998    239,375         --       28,824(10)       300,000             --            --
  Officer                    1997    240,000     42,000(9)    26,035(10)        50,000             --            --


---------------
 (1) Mr. Zimmer served as Chief Technical Officer until his promotion to President and Chief Executive Officer on December 4, 1999. Of the $250,000 salary Mr. Zimmer received in 1999, $189,585 was paid to Mr. Zimmer for his services as Chief Technical Officer of the Company and $10,417 was paid to Mr. Zimmer for his services as the President and Chief Executive Officer of the Company. Mr. Zimmer resigned as President and Chief Executive Officer effective April 7, 2000.

 (2) Mr. Kinninger resigned as Senior Vice President and Chief Financial Officer effective December 31, 1999.

 (3) Mr. Lauer resigned as President and Chief Executive Officer effective December 14, 1999 and continued as the Chairman of the Company until his resignation on March 31, 2000.

 (4) Mr. Krause resigned as Chief Design Officer effective May 1, 1999.

 (5) Includes $125,000 paid in 1999 for services to be performed in 2000.

 (6) Includes $15,000 paid in 1999 for services in 1998.

 (7) Represents amount paid in 2000 for services in 1999.

 (8) Represents amount paid in 1999 for services in 1998.

 (9) Represents amount paid in 1998 for services in 1997.

(10) Represents auto allowance and the cost of providing health, life and disability insurance.

(11) Represents auto allowance, the cost of providing health, life and disability insurance, loan interest discount ($55,750 in 1999 and $16,749 in 1998).

(12) Represents reimbursement for relocation expenses ($100,000) and miscellaneous perquisites.

(13) Represents reimbursement for relocation expenses ($50,000) and miscellaneous perquisites.

(14) Represents amount paid as a consultant.

OPTION GRANTS AND EXERCISES

     The following tables set forth information regarding stock options granted to and exercised by the Named Executive Officers during fiscal year 1999, as well as options held by such officers as of December 31, 1999, the last day of the Company's 1999 fiscal year. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of Company common stock.

                         COMPANY OPTION GRANTS IN 1999

                                                                                                POTENTIAL
                                                     INDIVIDUAL GRANTS                      REALIZABLE VALUES
                                   -----------------------------------------------------    AT ASSUMED ANNUAL
                                   NUMBER OF     PERCENT OF                                  RATES OF STOCK
                                   SECURITIES   TOTAL OPTIONS                              PRICE APPRECIATION
                                   UNDERLYING    GRANTED TO                                  FOR OPTION TERM
                                    OPTIONS     EMPLOYEES IN    EXERCISE OR   EXPIRATION   -------------------
NAME AND PRINCIPAL POSITION        GRANTED(1)    FISCAL YEAR    BASE PRICE       DATE         5%        10%
---------------------------        ----------   -------------   -----------   ----------   --------   --------
Terance A. Kinninger.............    50,000          2.4%          $6.34       2/24/09     $199,479   $505,519
                                     25,000          1.2%           5.63       6/24/09       88,438    224,120
                                     50,000          2.4%           5.63       6/24/09      176,877    448,240
Robert E. Rice...................    25,000          1.2%           5.63       6/24/09       88,438    224,120
John Leddy.......................    75,000          3.6%           5.63       6/24/09      265,315    672,360

---------------
(1) Of the securities underlying the options, 25% vest on the first anniversary of the date of grant and one forty-eighth vests each month thereafter. Unless each outstanding option is assumed or an equivalent option is substituted by the successor corporation in connection with any merger, or sale of assets, all the options, including those not then vested, become fully exercisable.


                        VIEWPOINT OPTION GRANTS IN 1999


                                          INDIVIDUAL GRANTS
                       --------------------------------------------------------    POTENTIAL REALIZABLE VALUES AT
                       NUMBER OF      PERCENT OF                                   ASSUMED ANNUAL RATES OF STOCK
                       SECURITIES    TOTAL OPTIONS                                 PRICE APPRECIATION FOR OPTION
                       UNDERLYING     GRANTED TO                                                TERM
NAME AND PRINCIPAL      OPTIONS      EMPLOYEES IN     EXERCISE OR    EXPIRATION    ------------------------------
POSITION                GRANTED       FISCAL YEAR     BASE PRICE        DATE            5%               10%
------------------     ----------    -------------    -----------    ----------    -------------    -------------
Mark Zimmer..........    50,000(1)         1.4%          $1.00        12/31/02      $  177,660       $  448,380
Robert E. Rice.......   750,000(2)        20.5%           1.00          7/1/09      $2,664,900       $6,725,700
Gary Lauer...........    50,000(1)         1.4%           1.00        12/31/02      $  177,660       $  448,380

---------------
(1) Options fully vested on the date of grant.


(2) Of the securities underlying the options, 20% vested on the date of grant, an additional 20% vests on the first anniversary of the date of grant, and an additional one thirty-sixth vests each month thereafter. Unless each outstanding option is assumed or an equivalent option is substituted by the successor corporation in connection with any merger, or sale of assets, all the options, including those not then vested, are fully exercisable.

     The following table sets forth information with respect to options to purchase Company common stock exercised during fiscal 1999 by the Named Executive Officers and the value of unexercised options at December 31, 1999.

       COMPANY OPTION EXERCISES IN 1999 AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                               OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                SHARES                      DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                              ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                           EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   --------   -----------   -------------   -----------   -------------
Terance A. Kinninger........    22,600      $124,300      69,900        176,250      $  221,917     $  471,756
Mark Zimmer.................        --            --      93,456         31,014         360,311         25,683
Robert E. Rice..............        --            --     352,894         56,771       1,213,772        142,542
John Leddy..................        --            --      43,333        161,667         226,155        674,990
Gary Lauer..................        --            --     595,556        404,444       2,086,828      1,417,172
Kai Krause..................        --            --     604,271        230,729       3,329,190        431,300

---------------
(1) The value of unexercised, in-the-money options is the difference between the exercise price of the options and the fair market value of Company common stock at December 31, 1999 ($8.59).


     The following table sets forth information with respect to options to purchase Viewpoint common stock exercised during fiscal 1999 by the Named Executive Officers and the value of unexercised options at December 31, 1999.



      VIEWPOINT OPTION EXERCISES IN 1999 AND FISCAL YEAR-END OPTION VALUES


                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                   SHARES                      DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                              EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
Mark Zimmer....................     --          --           50,000             --       $232,000              --
Robert E. Rice.................     --          --          150,000        600,000       $696,000      $2,784,000
Gary Lauer.....................     --          --           50,000             --       $232,000              --

---------------

(1) The value of unexercised, in-the-money options is the difference between the exercise price of the options and the fair market value of Viewpoint's common stock at December 31, 1999 ($5.64).


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1999, the Compensation Committee of the Board of Directors consisted of Messrs. Jones and Lane and Dr. Morgan. Since January 1, 2000, the Committee has consisted of Messrs. Jones and Lane. None of the members of the Compensation Committee was an officer or employee of the Company. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee.

EMPLOYMENT ARRANGEMENTS


     The Company's current employment agreement with Mr. Rice provides for employment commencing on January 1, 2000 at an annual base salary of $275,000. The agreement expires as of December 31, 2001. If Mr. Rice's employment is terminated by the Company without cause, or by Mr. Rice for good cause, Mr. Rice is entitled to accelerated vesting of 100% of any then unvested Company options or Viewpoint options and is entitled to receive severance pay equal to his base salary and annual bonus through December 31, 2001 and continuation of coverage of certain benefits.

     The Company paid Mr. Kai Krause $166,667 as a consultant for 1999. Mr. Terrence A. Kinninger was retained as a consultant to the Company for the period from January 1, 2000 through March 31, 2000 for a fee of $8,000 per month.

RELATED PARTY TRANSACTIONS


     Mr. Rice obtained a $1,000,000 non-recourse loan from the Company in 1996 concurrently with the acquisition by the Company of Mr. Rice's interest in Real Time Geometry Corp. The loan is collateralized by shares of Company common stock underlying vested and exercisable options held by Mr. Rice. The loan's principal and interest become due and payable on December 31, 2002. Mr. Rice's loan bears an interest rate of 5.67% and is compounded semi-annually. The Company's employment agreement with Mr. Rice provides for the forgiveness of the loan, including all interest accrued thereon, if the Company merges with any other entity, including Viewpoint Corporation, sells all or substantially all of its assets to a third party, engages in a primary public offering of its capital stock, or if a third party acquires a majority of the Company's capital stock.



     Mr. James A. Abate entered into an employment agreement with the Company on April 17, 2000 under which Mr. Abate has agreed to serve as Chief Financial Officer. In connection with Mr. Abate's employment agreement, the Company has extended an interest free loan of $1,500,000 to Mr. Abate. The loan is secured by 200,000 shares of restricted Company common stock issued to Mr. Abate as well as options to purchase 100,000 shares of Company common stock and 600,000 shares of Viewpoint common stock and the shares of common stock underlying such options. The loan is due on May 1, 2004. However, the loan becomes due on written demand if Mr. Abate ceases to be an employee of the Company for any reason other than death or permanent disability, if Mr. Abate attempts to transfer the shares or options securing the note or an event of default occurs under the pledge agreement.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Committee recommends, subject to the Board's approval, compensation for executive officers and evaluates performance of management.

  Compensation Philosophy

     The Company operates in the competitive and rapidly changing environment of high technology businesses. The Committee seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment. The Company's compensation philosophy is based on the belief that achievement in this environment is enhanced by the coordinated efforts of all individuals working toward common objectives. The goals of the Company's compensation program are to align compensation with the Company's business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to the Company's long-term success.

  Compensation Components

     The Company's executive officers are compensated with a salary, and are eligible for bonus and stock option awards. The Committee assesses the past performance and anticipated future contribution, and considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation.

     Salary. The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Committee with reference to several surveys received by the Company of salaries paid to executives with similar responsibilities at comparable companies, generally in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

     Bonus. The Company has a discretionary key employee incentive pool pursuant to which executive officers and a limited number of key employees may receive annual cash bonuses. Targets for sales growth and operating income influence the amount of the pool. Individual payments are made based on the Company's achievement of these targets and upon the individual's personal and departmental performance.

     Stock Options. Stock options awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option grants subject to vesting periods (usually 48 months) to retain executives and encourage sustained contributions. The exercise price of options is not less than the closing market price on the date of grant. These options will acquire value only to the extent that the price of Company common stock increases relative to the market price at the date of grant.

  Chief Executive Officer's Compensation


     Mr. Lauer's compensation for fiscal 1999 reflects the Committee's evaluation of his overall leadership of the Company as its Chief Executive Officer. In determining Mr. Lauer's compensation, the Committee considered, among other factors, the continued growth of revenues since the second quarter of 1998 and the release of new products and versions of existing products. The Company paid Mr. Lauer a base salary of $350,000 for 1999. Mr. Zimmer's compensation for fiscal year 1999 also reflects the Committee's evaluation of his overall contribution to the Company as its Chief Technical Officer for a majority of the year and as the Company's President and Chief Executive Officer from December 14, 1999 through year end. The Company paid Mr. Zimmer a base salary of $250,000 for 1999. In connection with Mr. Zimmer's promotion to President and Chief Executive Officer of the Company, the Board of Directors agreed to pay Mr. Zimmer a bonus of $1,250,000 contingent upon the successful divestiture of the graphics assets on or before June 2000. In December 1999, Mr. Zimmer received an option to purchase 50,000 shares of Viewpoint Corporation common stock at an exercise price of $1.00 per share.


     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, and proposed regulations thereunder. The section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance based. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                                          COMPENSATION COMMITTEE

                                          William H. Lane III
                                          Samuel H. Jones, Jr.

STOCKHOLDER RETURN COMPARISON

     The graph below compares the cumulative total return on Company common stock for the period commencing December 12, 1995 and ending December 31, 1999 compared to the CRSP Total Return Index for the Nasdaq Stock Market (U.S. companies) and the CRSP Total Return Index for the Nasdaq Computer and Data Processing Services Stocks. The graph assumes that $100 was invested on the date of the Company's initial public offering, December 12, 1995, and that all dividends are reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
          AMONG METACREATIONS CORPORATION, THE NASDAQ STOCK MARKET -- US INDEX, AND THE NASDAQ COMPUTER AND DATA PROCESSING INDEX

[LINE GRAPH]

                                                                              NASDAQ STOCK MARKET -        NASDAQ COMPUTER AND
                                                      METACREATIONS                 US INDEX              DATA PROCESSING INDEX
                                                      -------------           ---------------------       ---------------------
12/12/95                                                 100.00                      100.00                      100.00
12/31/95                                                  96.00                       99.00                       98.00
12/31/96                                                  44.00                      122.00                      122.00
12/31/97                                                  41.00                      150.00                      150.00
12/31/98                                                  20.00                      211.00                      268.00
12/31/99                                                  32.00                      391.00                      581.00

SECURITY OWNERSHIP


     The Company. The following table sets forth certain information known to the Company with respect to beneficial ownership of Company common stock as of September 15, 2000 by each beneficial owner of more than 5% of Company common stock, each director and each nominee, each Named Executive Officer and all directors and executive officers as a group. Each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.



                                                          NUMBER OF SHARES
                                              -----------------------------------------
                                                                          COMMON STOCK
                                               COMMON        VESTED           AND          PERCENTAGE
NAME OF BENEFICIAL OWNER                        STOCK      OPTIONS(1)    VESTED OPTIONS    OF TOTAL(2)
------------------------                      ---------    ----------    --------------    -----------
James E. Crabbe(3)..........................  3,300,000          --         3,300,000         11.4%
Thomas Bennett..............................         --          --                --           --
Bruce Chizen................................         --          --                --           --
Samuel H. Jones, Jr.........................    980,055      33,750         1,013,805          3.5%
William H. Lane III.........................     15,000      73,750            88,750            *
Lennert Leader..............................         --          --                --           --
Robert E. Rice..............................         --     352,894           352,894          1.2%
Terrence A. Kinninger.......................         --          --                --           --

                                                          NUMBER OF SHARES
                                              -----------------------------------------
                                                                          COMMON STOCK
                                               COMMON        VESTED           AND           PERCENTAGE
NAME OF BENEFICIAL OWNER                        STOCK      OPTIONS(1)    VESTED OPTIONS    OF TOTAL(2)
------------------------                      ---------    ----------    --------------    ------------
Kai Krause..................................         --          --                --           --
Gary Lauer..................................         --          --                --           --
John Leddy..................................      3,972      19,167            23,139            *
Mark Zimmer.................................    282,406      99,072           381,478          1.3%
                                              ---------     -------         ---------          ---
All directors and executive officers as a
  group (11 persons)........................  1,281,433     578,633         1,860,066          6.5%
                                              =========     =======         =========          ===

---------------
 *  Percentage of shares beneficially owned is less than one percent of total.


(1) Represents shares issuable upon exercise of options to purchase Company common stock that are exercisable within 60 days of September 15, 2000.



(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Company common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 15, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage ownership is based on 28,985,946 shares of Company common stock outstanding on September 15, 2000.


(3) Represents shares held by Mr. Crabbe as trustee of the James E. Crabbe Revocable Trust.


     Viewpoint. The following table sets forth certain information known to the Company with respect to beneficial ownership of Viewpoint common stock as of September 15, 2000 by each beneficial owner of more than 5% of Company common stock, each director and each nominee, each Named Executive Officer and all directors and executive officers as a group, in each case to the extent they own any Viewpoint common stock. Each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.



                                                           NUMBER OF SHARES
                                               ----------------------------------------
                                                                          COMMON STOCK
                                                COMMON       VESTED           AND          PERCENTAGE
NAME OF BENEFICIAL OWNER                        STOCK      OPTIONS(1)    VESTED OPTIONS    OF TOTAL(2)
------------------------                       --------    ----------    --------------    -----------
Thomas Bennett...............................        --          --               --              --
Bruce Chizen.................................        --          --               --              --
Samuel H. Jones, Jr..........................        --      65,000           65,000               *
William H. Lane III..........................        --      65,000           65,000               *
Lennert Leader...............................        --          --               --              --
Robert E. Rice...............................        --     375,000          375,000             1.4%
Terrence A. Kinninger........................        --          --               --              --
Kai Krause...................................        --          --               --              --
Gary Lauer...................................        --      50,000           50,000               *
John Leddy...................................        --          --               --              --
Mark Zimmer..................................        --      50,000           50,000               *
                                               --------     -------          -------        --------
All directors and executive officers as a
  group (11 persons).........................        --     605,000          605,000             2.2%
                                               ========     =======          =======        ========


---------------
 *  Percentage of shares beneficially owned is less than one percent of total.


(1) Represents shares issuable upon exercise of options to purchase Viewpoint common stock that are exercisable within 60 days of September 15, 2000.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Viewpoint common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 15, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage ownership is based on 27,050,000 shares of Viewpoint common stock outstanding on September 15, 2000.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to fiscal 1999, all filing requirements applicable to its officers, directors and ten percent stockholders were satisfied.

                                 PROPOSAL TWO:

               ISSUANCE OF COMPANY SHARES TO COMPUTER ASSOCIATES

                        IN EXCHANGE FOR VIEWPOINT SHARES



     At the Annual Meeting, the stockholders are being requested to consider and approve the issuance of 5,520,000 shares of the Company's common stock to Computer Associates International, Inc. in exchange for shares of Viewpoint Corporation owned by Computer Associates. After completing the exchange of shares with Computer Associates, the Company will own 99.8% of the outstanding stock of Viewpoint and will be able to merge with Viewpoint under the "short-form" merger provisions of the Delaware General Corporation Law. The short-form merger would not require the approval of the Company's stockholders. The Company intends to complete the merger with Viewpoint shortly after completing the exchange of shares with Computer Associates.


BACKGROUND OF THE TRANSACTION; REASONS FOR THE TRANSACTION


  The Viewpoint Technologies



     The Company's primary business has historically been the development, marketing, and sales of prepackaged software graphics products. Since its 1996 acquisition of Real Time Geometry Corporation, however, the Company has also been engaged in the development of technologies designed to make practical the efficient display and deployment on the Internet of rich media, including realistic three-dimensional models (the "Viewpoint technologies"). As the market for using these technologies for internet applications by e-commerce merchants grew, the Company focused its resources towards developing these technologies and associated businesses.



     Several factors have operated to diminish the attractiveness and profitability of the Company's software graphics operations. These factors included: the rapid growth of the Internet and the concurrent slowdown in the growth of the desktop applications market; increased competition from many software graphics companies; continuing reductions in average sales prices; and the Company's lack of a dominant, "must have" software product that could form the basis for large, consistent upgrade revenues. The Company's attempts to alleviate these problems, through a mix of new products, more aggressive promotion and sales efforts, and a smaller and reorganized work force, met with some success. Nonetheless, management and the Board began looking at the Viewpoint technologies and business as increasingly important for building a profitable and rapidly growing business that could be continually successful in the future.



     In March 1999, Computer Associates, a leading software manufacturer, entered into an agreement to license, among other things, certain aspects of the Viewpoint technologies as they existed as of March 30, 1999 solely for use in Computer Associates enterprise application software businesses. Computer Associates paid a one-time licensing fee of $950,000 to the Company in exchange for the licenses granted under the March agreement. In June 1999, the parties negotiated the terms of a broader licensing and services relationship. In connection with these broader license arrangements, the Company agreed to dedicate additional resources to the further development of the Viewpoint technologies towards ends mutually determined by both Computer Associates and the Company. To demonstrate this commitment and to facilitate further investment in the Viewpoint technologies by Computer Associates, the Company formed Viewpoint Corporation in June 1999 (under the corporate name of Metastream.com Corporation) and granted to Viewpoint a broad license to use and sublicense all of the technology then owned by the Company for the purpose of operating an internet services business and any other purpose not competitive with the then current business of the Company. In addition, the Company agreed to transfer to Viewpoint a number of its engineers and managers who had previously been focused on the Viewpoint technologies and businesses. Viewpoint, in turn, granted to the Company a license to subsequent improvements and modifications to the Viewpoint technologies and issued 80% of its capital stock to the Company.

     The Board of Directors unanimously approved these arrangements and, on June 30, 1999, the Company, Viewpoint and Computer Associates entered into a licensing and services agreement and a share subscription agreement. Under the agreements,



     - MetaCreations and Viewpoint granted licenses to Computer Associates to use the Viewpoint technologies,



     - Computer Associates paid $3,000,000 in licensing fees and additional sums for production services to be provided by Viewpoint,



     - Computer Associates subscribed for 20% of the capital stock of Viewpoint Corporation, and



     - Computer Associates agreed to promote Viewpoint and its technologies.


     On September 30, 1999, the parties amended the Licensing and Services Agreement to provide for, among other things, an increase in the licensing fee payable by Computer Associates to $7,000,000.

  Divestiture of Software Graphics


     In December 1999, the Board of Directors once again considered the long-term viability of the Company's prepackaged software business in light of poor performance in the fourth quarter of that year and the longer term trends described above. The Board determined that the then-existing management had pursued all practical options in revamping the prepackaged software business but that such measures seemed unlikely to provide the foundation for long-term profitability for the Company. As a result, the Board approved a plan to focus the Company's business exclusively on the Viewpoint technologies and to correspondingly divest itself of all its prepackaged graphics software products. The Board determined that divesting the prepackaged software graphics products and focusing exclusively on the development of the Viewpoint technologies presented the best opportunity for participating in the growth of the internet and, hence, generate returns for the Company's stockholders.


     During April 2000, the Company completed the sale of a substantial portion of the Company's graphics software product lines. Specifically, Corel Corporation acquired the MetaCreations' Painter, Kai's Power Tools, KPT Vector Effects and Bryce product lines; egi.sys AG acquired the Poser product line; and fractal.com Corporation acquired the Headline Studio product line for total consideration of $11,250,000, consisting of cash and promissory notes, plus future royalties.

  Strategic Relationships with AOL and Adobe


     The business model for exploiting the Viewpoint technologies involves building relationships with strategic partners for both the creation of content in the Viewpoint format as well as broad distribution of Viewpoint's proprietary software which enables viewing of such content. The Company identified America Online, Inc. and Adobe Systems Incorporated as potential entities with which to enter into strategic partnerships for achieving these goals and began negotiations with both companies at the beginning of this year.



     On March 28, 2000, Viewpoint and AOL entered into a licensing and distribution agreement under which AOL has been granted the right to distribute Viewpoint's viewing software and to deploy the software throughout AOL's online-services network. On July 18, 2000, Viewpoint and Adobe entered into an extensive licensing and distribution agreement pursuant to which Adobe has agreed, among other things, to integrate the Viewpoint format for creating content and graphics into Adobe's products. Because virtually all significant graphics designers use Adobe's products, the integration of the Viewpoint format into those products has the potential for proliferating the creation of content in the Viewpoint format. In addition, the integration of Viewpoint's viewing software into Adobe's products will lead to a wider distribution of the Viewpoint viewing software. Adobe has also agreed to produce at least one of its upcoming major internet products exclusively in the Viewpoint format.



     In addition to these licensing and distribution arrangements, AOL and Adobe subscribed for shares of Viewpoint preferred stock in accordance with terms more fully described under the caption "AOL and Adobe Investments; Short-Form Merger."

  Reasons for the Transaction


     As a result of the divestitures of its software graphics assets, the Company has become in effect a holding company for Viewpoint with no significant assets other than cash and liquid securities and a 71% interest in Viewpoint. Upon completion of the exchange of shares with Computer Associates as described below, the Company intends to merge with Viewpoint. The Company believes that the goals of further development of the Viewpoint technologies and the implementation of the Viewpoint business model can be better achieved through a singular entity.



     The Board of the Company has been of the view since the December meeting that the Company's liquid assets and other resources should be used exclusively in the development of the Viewpoint technologies and businesses. The proposed merger would achieve this goal in the simplest possible way.



     The proposed merger will alleviate the need for officers to serve both companies and for separate boards of directors. The Board of the Company believes that the current structure unnecessarily complicates the Company's business transactions as partners take pains to identify the entity with which they are doing business and to protect themselves in the documentation of transactions. Similarly, the Company is vulnerable to the perception of conflicts of interest as, for example, the Company makes determinations with respect to expending resources to develop the Viewpoint technologies. Taking steps to avoid such potential conflicts are likely to cause cumbersome decision making procedures and additional expense.



     The Board of Directors further believes that the holding company structure creates ambiguity in the investment community regarding the Company's focus. The combination of Viewpoint and the Company provides investors and potential business partners alike with a large measure of certainty as to their relationship with the Company. The merger of the Company and Viewpoint will demonstrate the Company's commitment to the Viewpoint business model and make it easier for investors to understand and identify their investment.


  Exchange Agreement with Computer Associates


     On June 13, 2000, Mr. Rice and James Abate, CFO of the Company and Senior Vice President of Viewpoint, met with Messrs. Bennett, Senior Vice President, Business Development of Computer Associates and Jay Diamond, Vice President, Legal of Computer Associates, to discuss the Company's and Viewpoint's plans for merging the Company and Viewpoint. The parties agreed to enter into an exchange agreement between the Company and Computer Associates pursuant to which the Company would issue to Computer Associates 1.15 shares of the Company in exchange for each share of common stock of Viewpoint held by Computer Associates.


     The parties executed the Exchange Agreement on August 10, 2000. A copy of the Exchange Agreement is attached hereto as Annex A. Consummation of the share exchange is subject to the approval of a majority of the shares present (either in person or by proxy) at the Annual Meeting. Under the Exchange Agreement, the Company has agreed to nominate to the Board of Directors a designee of Computer Associates. Mr. Bennett has agreed to accept the nomination as described in Proposal 1.

PRINCIPAL TERMS OF THE EXCHANGE AGREEMENT WITH COMPUTER ASSOCIATES

  Exchange of Shares


     Under the Exchange Agreement, each share of Viewpoint common stock owned by Computer Associates will be exchanged for 1.15 shares of Company common stock. On consummation of the share exchange, Computer Associates will exchange its 4,800,000 shares of Viewpoint common stock for 5,520,000 newly issued shares of Company common stock.


  Representations and Warranties

     In the Exchange Agreement, the Company has made customary representations and warranties regarding its organization, its power and authority to enter into the Exchange Agreement, its capitalization, its financial statements, the absence of conflicts and required governmental consents. Similarly, Computer Associates has made representations and warranties regarding its power and authority to enter into the Exchange Agreement, its access to the Company's data, its opportunity to conduct an investigation of the Company and the acquisition of shares of Company common stock for its own account for investment purposes. Except for the Company's representations regarding its corporate power and authority and its capitalization, the representations and warranties of the parties survive for a period of eighteen months from the date of the consummation of the share exchange.

  Conditions

     The exchange of shares is subject to certain conditions which include:

        - the representations and warranties must be true and correct in all material respects, taken as a whole, at the time of the share exchange; and

        - the stockholders of the Company must approve the issuance of shares of Company common stock.

     In addition, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 provides that certain transactions, including the share exchange, may not be consummated until specified information has been submitted to the Antitrust Division of the Department of Justice and the Federal Trade Commission and a required waiting period has elapsed. The share exchange is conditioned on being granted this early termination.

  Restriction on Transfer; Right of First Refusal

     Computer Associates has agreed that until August 10, 2001, it may not, directly or indirectly, assign, sell, pledge, or otherwise transfer or dispose of any shares of capital stock of the Company, except in a disposition to an affiliate that agrees to be bound by certain provisions of the Exchange Agreement or in a business combination approved and recommended by the Company's Board of Directors.

     Computer Associates has also granted the right of first refusal to the Company with respect to any sales from the period commencing on August 10, 2001 of the Exchange Agreement and ending on August 10, 2003. The Exchange Agreement provides that if Computer Associates wishes to sell, assign or otherwise transfer any shares of Company common stock to any person who is not an affiliate of Computer Associates, Computer Associates must first offer to sell such shares to the Company on the same terms and condition as the proposed sale to the third party.

  Preemptive Right

     The Company has granted Computer Associates a preemptive right with respect to future private sales or issuances of additional shares of Company common stock to third parties (other than in an underwritten transaction or to strategic partners or employees pursuant to a stock option plan). If the Company agrees to sell shares in such a transaction, Computer Associates may purchase the number of additional shares of Company common stock necessary to allow Computer Associates to maintain its percentage equity interest in the Company at the same price and on the same terms and conditions as the proposed sale to the third party.

  Designation of Board Seat


     The Company has agreed to nominate a Computer Associates designee to the Company's Board of Directors for so long as Computer Associates holds 10% or more of the outstanding Company common stock. Computer Associates will be the largest stockholder of the Company upon closing, owning 16.6% of the outstanding shares of Company common stock.

  Voting

     Until Computer Associates owns less than 10% of all the outstanding shares of Company common stock, Computer Associates has agreed to vote for all Company nominees to the Board of Directors and any business combination approved by the Board of Directors of the Company.

  Registration Rights Agreement

     The Company has entered into a Registration Rights Agreement with Computer Associates pursuant to which Computer Associates has the right to cause the Company to register its shares of Company common stock for resale. Under the agreement, the Company has granted Computer Associates "demand" and "piggyback" registration rights that become exercisable beginning six months following the date of the Exchange Agreement. Computer Associates may effect unlimited registrations under its "demand" registration right but in no event will the Company be required to effect more than one such registration in any twelve-month period. In connection with a registration under the agreement, the Company has agreed to indemnify Computer Associates and each underwriter participating in the offering of the shares being registered (and all directors, officers and partners of Computer Associates and each such underwriter) against all claims, losses, damages, costs, expenses and liabilities whatsoever arising out of or based on any untrue statement or any omission in the registration statement or any other violation by the Company of any securities laws.

  Amendment of Rights Plan

     Because the Company's Rights Plan provides for the distribution to stockholders of rights to purchase preferred stock of the Company upon the acquisition by a shareholder of 15% or more of the outstanding shares of Company common stock, the Board of Directors of the Company intends to exercise its right to amend the Rights Plan to provide for an exception to the effectiveness of the plan for the shares to be issued to Computer Associates.

AOL AND ADOBE INVESTMENTS; SHORT-FORM MERGER


     In addition to the AOL and Adobe licensing and distribution arrangements described in "Background of the Transaction; Reasons for the Transaction -- Strategic Relationships with AOL and Adobe" above, each of AOL and Adobe purchased 1,500,000 shares of preferred stock of Viewpoint for $10,000,000. Each share of Viewpoint preferred stock is convertible, at the option of the holder, into one share of Viewpoint common stock. The terms governing the Viewpoint preferred stock issued to AOL and Adobe are virtually identical, except that the Viewpoint preferred stock issued to Adobe grants to Adobe the right to elect a member to the board of directors of Viewpoint.



     Under the terms of exchange agreements with AOL and Adobe, each share of Viewpoint preferred stock is exchangeable at the holder's option for a number of shares of Company common stock equal to 6.67 divided by 87% of the lesser of (a)
6.67 and (b) the average closing price of Company common stock over the 15-day period prior to the date that the holder submits notice of its exercise of the exchange right.



     Conversely, if the Company enters into arrangements for the combination of the Company and Viewpoint, each share of Viewpoint preferred stock is exchangeable, at the Company's option, for a number of shares of Company common stock equal to 6.67 divided by 87% of the lesser of (a) 6.67 and (b) the average closing price of Company common stock over the 15-day period prior to the date that the Company and Viewpoint enter into such arrangements. However, if the combination is not completed within 45 days following the date that the Company and Viewpoint enter into arrangements for the combination of the Company and Viewpoint, the holders have the right to re-exchange the shares of Company common stock received in the exchange for the shares of Viewpoint preferred stock relinquished in the exchange. Viewpoint and the Company have agreed to indemnify the holders for tax consequences and other costs they may incur in the event a holder exercises its right to re-exchange the shares.



     The formula used to calculate the exchange rates was derived as the result of arms' length negotiations between the Company and AOL and between the Company and Adobe. The parties agreed to the formula on the basis that (a) the trading price of Company common stock on the date the parties agreed to the principal terms of the exchange was approximately $6.67 and (b) given the historical trading volume of the Company common stock, the parties believed that a 13% discount appropriately reflected the potential reduction in the trading price of the Company's common stock which could result from the block sale by AOL or Adobe of the Company common stock to be issued to them in the exchange.



     There is no minimum average closing price below which the exchange rate cannot go. Accordingly, as reflected in the table set forth below, the number of Company common shares to be issued in the exchange will increase to the extent that the average 15-day closing price is less than $6.67. However, if the number of shares issuable by the Company in the exchange would trigger stockholder approval requirements pursuant to SEC or NASDAQ rules or regulations, the Company would not be obligated to exchange Company common stock for the Viewpoint preferred stock until stockholder approval is obtained. Under NASDAQ regulations, the Company would be required to obtain stockholder approval of the exchange transaction if the number of shares to be issued in the exchange would exceed twenty percent (20%) of the number of shares of Company common stock outstanding immediately prior to the exchange transaction. Based on the number of shares outstanding on the record date (28,985,946), the Company would only be required to obtain stockholder approval of an exchange transaction with either AOL or Adobe if the number of shares to be issued in the transaction exceeded 5,797,189, which would be the case if the average 15-day closing price of Company common stock was $2.00 or lower.



     The Company currently intends to exercise its right to exchange newly-issued shares of the Company common stock for the shares of Viewpoint preferred stock held by AOL and Adobe shortly after mailing this proxy statement. Given the historical trading price of Company common stock, the Company expects $6.67 to exceed the average 15-day closing price of Company common stock. Therefore, the Company expects that each share of Viewpoint preferred stock held by AOL and Adobe will be exchangeable for 1.15 shares of Company common stock.



     Set forth below is a table indicating (i) the number of shares of Company common stock which would be issued to AOL and Adobe in the exchange transaction and (ii) the percentage of the outstanding Company common stock which would be owned by AOL and Adobe assuming the average 15-day closing price of Company common stock is $9.25 (the closing price on October 9, 2000), $6.94 (reflecting a reduction of 25% in the October 9 closing price), $4.63 (reflecting a reduction of 50% in the October 9 closing price), and $2.31 (reflecting a reduction of 75% in the October 9 closing price).



AVERAGE CLOSING PRICE OF
COMPANY COMMON STOCK OVER
 15 DAY PERIOD PRIOR TO                     NUMBER OF SHARES TO BE     PERCENTAGE
        EXCHANGE           EXCHANGE RATIO   ISSUED TO AOL AND ADOBE   OWNERSHIP(1)
-------------------------  --------------   -----------------------   ------------
          $9.25                 1.15               1,725,000               4.5%
          $6.94                 1.15               1,725,000               4.5%
          $4.63                 1.65               2,482,630               6.7%
          $2.31                 3.32               4,977,612              12.6%


---------------

(1) Percentage ownership is based on the number of shares outstanding on the record date 28,985,946 plus the shares of Company common stock to be issued to Computer Associates in the exchange transaction (5,520,000) plus 57,500 shares of Company common stock that will be issued in the short-form merger to Mr. Bert Kolde (a former director of the Company who was issued and subsequently exercised an option to purchase 50,000 shares of Viewpoint common stock).



     During the course of negotiations with AOL and Adobe, the parties determined that Viewpoint and the Company would benefit from the services of Mr. Leader of AOL and Mr. Chizen of Adobe as members of the Board of Directors of the Company. Messrs. Leader and Chizen are nominees for election to the Board of Directors at the Annual Meeting as described in Proposal 1.

     The Company intends to merge with Viewpoint as soon as practicable after the completion of the share exchange with Computer Associates. This merger will be effected under Section 253 of the Delaware General Corporation Law which provides that where at least 90% of each class of stock of a corporation is owned by another corporation, a merger may be effected without the approval of stockholders of either corporation. On completion of the share exchange with Computer Associates, the Company will own 99.8% of the outstanding capital stock of Viewpoint.



     At the time of the merger, each issued and outstanding share of Viewpoint common stock will be cancelled and exchanged for 1.15 shares of Company common stock. Each outstanding option to purchase shares of Viewpoint common stock will be converted into an option to acquire a number of the shares of Company common stock, rounded to the nearest whole number, equal to the product of the number of shares of Viewpoint common stock issuable upon the exercise of the option and
1.15. The option exercise price will be the amount, rounded to the nearest cent, equal to the exercise price of the option divided by 1.15.



ACQUISITION OF VIEWPOINT DIGITAL, INC.; CHANGE IN CORPORATE NAME



     On September 8, 2000, the Company purchased all of the outstanding capital stock of Viewpoint Digital, Inc., a wholly-owned subsidiary of Computer Associates International Inc. The audited financial statements of Viewpoint Digital for each of the fiscal years ended December 31, 1999 and 1998 and the unaudited financial statements for the six-month periods ended June 30, 2000 and 1999 are set forth on pages F-1 through F-15.



     As consideration for the shares of Viewpoint Digital, the Company paid $10 million and issued 715,000 shares of Company common stock to Computer Associates and is obligated to make additional payments in amounts contingent upon the attainment of specified Viewpoint Digital revenue and employee retention goals. These additional payment obligations are in the form of two promissory notes, one of which is due on June 8, 2001 and the other of which is due on March 8, 2002. The maximum amount payable under each promissory note is $15 million.



     Viewpoint Digital publishes what the Company believes to be the world's largest library of 3D digital content and provides creative 3D services for entertainment, advertising, visual stimulation, computer-based training and corporate communications applications. Viewpoint Digital also facilitates the widespread use of 3D graphics technology for businesses and consumers through Web-based and e-commerce solutions.



     The Company currently intends to change its name to Viewpoint Corporation on completion of the proposed short-form merger.


PRO FORMA COMBINED SECURITY OWNERSHIP


     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company common stock as of September 15, 2000 by each beneficial owner of more than 5% of the Company common stock, each director and each nominee, each Named Executive Officer and all directors and executive officers as a group, assuming consummation of the share exchange with Computer Associates and the subsequent short-form merger. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.



                                                NUMBER OF SHARES
                                       ----------------------------------                 COMMON STOCK
                                        COMMON      COMMON       VESTED       VESTED          AND         PERCENTAGE
NAME OF BENEFICIAL OWNER               STOCK(1)    STOCK(2)    OPTIONS(3)   OPTIONS(4)   VESTED OPTIONS   OF TOTAL(5)
------------------------               ---------   ---------   ----------   ----------   --------------   -----------
Computer Associates International,
  Inc.(6)............................     --       6,235,000      --           --           6,235,000        16.4%
James E. Crabbe(7)...................  3,300,000      --          --           --           3,300,000         8.7%
Adobe Systems International, Inc.....     --       1,725,000      --           --           1,725,000         4.5%
America Online, Inc..................     --       1,725,000      --           --           1,725,000         4.5%
Thomas Bennett.......................     --          --          --           --               --             --
Bruce Chizen.........................     --          --          --           --               --             --
Samuel H. Jones, Jr..................    980,055      --        33,750       74,750         1,088,555         2.9%

                                                NUMBER OF SHARES
                                       ----------------------------------                 COMMON STOCK
                                        COMMON      COMMON       VESTED       VESTED          AND         PERCENTAGE
NAME OF BENEFICIAL OWNER               STOCK(1)    STOCK(2)    OPTIONS(3)   OPTIONS(4)   VESTED OPTIONS   OF TOTAL(5)
------------------------               ---------   ---------   ----------   ----------   --------------   -----------
William H. Lane III..................     15,000      --         73,750       74,750          163,500           *
Lennert Leader.......................     --          --          --           --             --            --
Robert Rice..........................     --          --        352,894      431,250          784,144         2.0%
Gary Lauer...........................         --      --          --          57,500           57,500           *
John Leddy...........................      3,972      --         19,167        --              23,139           *
Mark Zimmer..........................    282,406      --         99,072       57,500          438,978         1.2%
                                       ---------   ---------    -------      -------        ---------        ----
All directors and executive officers
  as a group.........................  1,281,433      --        578,633      710,750        2,555,816         6.3%
                                       =========   =========    =======      =======        =========        ====


---------------
 *  Percentage of shares beneficially owned is less than one percent of total.

(1) Represents shares of Company common stock currently held.


(2) Represents shares of Company common stock issued in exchange for Viewpoint common stock.



(3) Represents shares issuable on exercise of options to purchase Company common stock exercisable within 60 days of September 15, 2000.



(4) Represents shares issuable upon exercise of options to purchase Company common stock issued in exchange for options to purchase Viewpoint common stock (at the exchange ratio of 1.15 to 1.00 as described in Proposal Three) that are exercisable within 60 days of September 15, 2000.



(5) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 15, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage ownership is based on 38,013,446 shares of Company common stock outstanding on September 15, 2000, i.e., the number of shares outstanding on the record date plus the number of shares that will be issued in the exchange transaction with Computer Associates, the shares that will be issued to America Online, Inc. and Adobe Systems Incorporated (as described in this proxy statement), and 57,500 shares of Company common stock that will be issued in the merger to Mr. Kolde (a former director of the Company who was issued and subsequently exercised an option to purchase 50,000 shares of Viewpoint common stock).



(6) Represents shares to be issued to Computer Associates pursuant to the exchange agreement (5,520,000 shares) and shares issued to Computer Associates pursuant to the acquisition of Viewpoint Digital, Inc. (715,000 shares).


(7) Represents shares held by Mr. Crabbe as trustee of the James E. Crabbe Revocable Trust.

RECOMMENDATION OF BOARD OF DIRECTORS


     The Board of Directors has reviewed and considered the terms and conditions of the transaction and believes that it is fair to, and is advisable and in the best interests of the Company and it stockholders and has unanimously approved the transaction and unanimously recommends that the stockholders vote "for" the issuance of shares of Company common stock to Computer Associates for shares of Viewpoint common stock owned by Computer Associates. The Board of Directors, in recommending stockholder approval of this transaction, considered a number of factors, including (a) the reasons described under the caption "Background of the Transaction, Reasons for the Transaction" and (b) the written opinion of Houlihan Lokey stating that the transaction is fair from a financial point of view.

FAIRNESS OF THE TRANSACTION


     Houlihan Lokey was retained by the Company to render an opinion as to the fairness, from a financial point of view, of the exchange of shares with Computer Associates and the proposed short-form merger of MetaCreations and Viewpoint (the "Transaction"). At the August 17, 2000 meeting of the Company's Board, Houlihan Lokey presented its analysis as hereinafter described and, on August 21, 2000, delivered its written opinion that, as of such date and based on the matters described therein, the Transaction is fair to the Company from a financial point of view.


     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. The following is a brief summary and general description of the valuation methodologies used by Houlihan Lokey. The summary does not purport to be a complete statement of the analyses and procedures applied, the judgments made or the conclusion reached by Houlihan Lokey or a complete description of its presentation. Houlihan Lokey believes, and so advised the Board of Directors of the Company, that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete view of the process underlying its analyses and opinions.

     THE COMPLETE TEXT OF HOULIHAN LOKEY'S OPINION IS ATTACHED HERETO AS ANNEX
B. THE SUMMARY OF THE OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH OPINION. METACREATIONS' STOCKHOLDERS ARE URGED TO READ SUCH OPINION CAREFULLY IN ITS ENTIRETY FOR A DESCRIPTION OF THE PROCEDURES FOLLOWED, THE FACTORS CONSIDERED AND THE ASSUMPTIONS MADE BY HOULIHAN LOKEY.

     Houlihan Lokey's opinion to the Board addresses only the fairness from a financial point of view of the Transaction, and does not constitute a recommendation to the stockholders as to how such stockholders should vote at the Annual Meeting. Houlihan Lokey's opinion does not address the Company's underlying business decision to effect the Transaction. Furthermore, Houlihan Lokey did not advise the Company with respect to alternatives to the Transaction.

     In connection with the preparation of its opinion, Houlihan Lokey made such reviews, analyses and inquiries as they deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

     1. reviewed the Company's annual reports to shareholders and on Form 10-K for the fiscal years ended December 31, 1998 and 1999 (as amended), and quarterly reports on Form 10-Q for the quarters ended March 31, 2000 (as amended) and June 30, 2000, which the Company's management has identified as being the most current financial statements available;

     2. reviewed copies of the following agreements:


       (i) Subscription Agreement among Viewpoint, the Company and Computer Associates International, Inc. dated June 30, 1999;



       (ii) Shareholders' Agreement among Viewpoint, the Company and Computer Associates International, Inc. dated June 30, 1999;



       (iii) Registration Rights Agreement between Viewpoint and Computer Associates International, Inc. dated June 30, 1999;



       (iv) License and Services Agreement between America Online, Inc. and Viewpoint;



       (v) Amended and Restated Series A Preferred Stock Purchase Agreement among the Company, Viewpoint and America Online, Inc. dated as of June 12, 2000;



       (vi) Exchange Agreement among the Company, Viewpoint and America Online, Inc. dated as of June 12, 2000;



      (vii) Registration Rights Agreement among the Company, Viewpoint and America Online, Inc. dated as of June 12, 2000;

      (viii) Series B Preferred Stock Purchase Agreement among the Company, Viewpoint and Adobe Systems Incorporated, dated July 18, 2000, with Exhibits; and



       (ix)  Amended and Restated Certificate of Incorporation of Viewpoint;



     3. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Viewpoint;



     4. reviewed forecasts and projections prepared by the Company's management with respect to Viewpoint for the years ending December 31, 2000 and 2001;


     5. reviewed the historical market prices and trading volumes for the Company's publicly traded securities;


     6. reviewed certain other publicly available financial data for certain companies that Houlihan Lokey deemed comparable to Viewpoint and certain transactions Houlihan Lokey deemed comparable to the transaction; and


     7. conducted such other studies, analyses and inquiries as Houlihan Lokey deemed appropriate.


     In assessing the financial fairness of the Transaction to the Company, Houlihan Lokey (i) analyzed the reasonableness of the trading value of the Company's publicly traded equity securities, (ii) independently valued the equity of the Company and Viewpoint using widely accepted valuation methodologies, (iii) analyzed the reasonableness of the exchange offer, and (iv) reviewed the valuation implications to the Company of completing the transaction.



  Valuation of MetaCreations and Viewpoint


     Assessment of the Company's Public Stock Price. As part of its analysis, Houlihan Lokey analyzed the trading value and volume of the common stock of the Company. Houlihan Lokey calculated the ratio of average daily trading volume (over the most recent 90 days) to float and total shares outstanding for Company common stock. Houlihan Lokey then compared the Company's ratios to similar ratios of comparable publicly traded companies. Houlihan Lokey considered the trading volume and float ratios of 3Dshopping.com, 3D Systems Corporation, Engage Technologies, Inc., Internet Pictures Corporation, Macromedia, Inc., Micrografx, Inc., Net Perceptions, Inc., RealNetworks, Inc., and Vignette Corporation.

     Based on these analyses, it was Houlihan Lokey's opinion that the Company common stock (i) trades as actively as the comparable public companies and (ii) has a similar float to the comparable public companies (as a percent of shares outstanding).


     Determination of the Company's and Viewpoint's Freely Traded Stock
Price. Because of the recent significant changes in the operations of the Company, and the lack of any trading market for shares of Viewpoint, Houlihan Lokey completed an independent valuation of the Company and Viewpoint. In valuing the Company, the assets of the Company were grouped into two categories, ownership interest in Viewpoint, and net non-operating assets. The net non-operating assets were valued based upon book value. The value of Viewpoint was based primarily on a market multiple approach. This approach involved the multiplication of various revenue, earnings and cash flow measures by appropriate risk-adjusted multiples. Multiples were determined through an analysis of certain publicly traded companies, selected on the basis of operational and economic similarity with the principal business operations of Viewpoint. Revenue, earnings and cash flow multiples were calculated for the comparable companies based upon daily trading prices. A comparative risk analysis between Viewpoint and the public companies formed the basis for the selection of appropriate risk adjusted multiples for Viewpoint. The risk analysis incorporates both quantitative and qualitative risk factors, which relate to, among other things, the nature of the industry in which Viewpoint and the comparable companies are engaged.


     For purposes of this analysis, Houlihan Lokey selected nine publicly traded digital content three-dimensional software companies. The companies included 3Dshopping.com, 3D Systems Corporation, Engage

Technologies, Inc., Internet Pictures Corporation, Macromedia, Inc., Micrografx, Inc., Net Perceptions, Inc., RealNetworks, Inc., and Vignette Corporation.


     Houlihan Lokey's market multiple approach produced indications of value for the aggregate equity of Viewpoint including its cash balance at June 30, 2000 in the range of $340 million to $370 million, on a fully distributed, publicly traded basis. Applying the Company's ownership interest to the concluded equity value of Viewpoint and adding the book value of the net non-operating assets produced an indication of the aggregate value of equity of the Company of $267 million to $288 million.


  Fairness of Exchange Ratio

     Houlihan Lokey analyzed the exchange ratio for certain transaction that it considered comparable to the transaction.


     Acquisition of Minority Interest Analysis. Houlihan Lokey analyzed the consideration paid in transactions in which a majority shareholder offered to purchase the shares held by the minority shareholders, where the consideration consisted of stock of the majority shareholder. Houlihan Lokey analyzed the amount of consideration relative to the freely traded stock price of the shares prior to the announcement of the buyout offer. Houlihan Lokey noted that the one month premium to unaffected stock price ranged from a low of 8.9 percent to a high of 70.6 percent with a median of 20.5 percent. Houlihan Lokey noted that the discount implied by the exchange ratio for the capital stock of Viewpoint was 10.0 percent based on the thirty day average closing price of the Company as of August 16, 2000 and the average of Houlihan Lokey's range of fully distributed stock price for Viewpoint of $12.57. Based on this analysis, Houlihan Lokey also noted that it was their conclusion that the exchange ratio was fair to the Company.


  Assessment of the Transaction

     In evaluating the fairness of the transaction, from a financial point of view, Houlihan Lokey considered the expected value to the Company of completing the transaction.


     Houlihan Lokey relied upon and assumed, without independent verification, that the financial forecasts and projections provided to them, and as adjusted based on their discussions with management, were reasonably prepared and reflected the best currently available estimates of the future financial results and condition of the Company and Viewpoint, and that there had been no material change in the assets, financial condition, business or prospects of the Company or Viewpoint since the date of the most recent financial statements made available to them.



     Houlihan Lokey did not independently verify the accuracy and completeness of the information supplied to them with respect to the Company or Viewpoint and do not assume any responsibility with respect to it. Houlihan Lokey has not made any independent appraisal of any of the properties or assets of the Company or Viewpoint. Houlihan Lokey's opinion was necessarily based on business, economic, market and other conditions as they existed and could be evaluated by them at the date of their letter.



     Houlihan Lokey is a nationally recognized investment banking firm with special expertise in, among other things, valuing businesses and securities and rendering fairness opinions. Houlihan Lokey is continually engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, private placements of debt and equity, corporate reorganizations, employee stock ownership plans, corporate and other purposes. The Company selected Houlihan Lokey because of its experience and expertise in performing valuation and fairness analysis. Houlihan Lokey does not beneficially own nor has it ever beneficially owned any interest in the Company or Viewpoint.


  Fees and Expenses

     Pursuant to an agreement dated July 7, 2000, Houlihan Lokey was retained by the Company to analyze the fairness of the transaction from a financial point of view. The Company has agreed to pay Houlihan Lokey a fee of $250,000 plus its reasonable out-of-pocket expenses incurred in connection with the rendering of a fairness opinion. The Company has further agreed to indemnify Houlihan Lokey against certain liabilities and expenses in connection with the rendering of its services.

CERTAIN EFFECTS OF THE TRANSACTION

  Dilution of Company shares; market overhang


     As described above under the caption "AOL and Adobe Investments; Short-Form Merger", the Company currently intends to enter into arrangements for the combination of the Company and Viewpoint (which will be subject to approval by the stockholders of Proposal Two) and to exercise its right to exchange Company common stock for the Viewpoint preferred stock held by AOL and Adobe shortly after mailing this proxy statement to stockholders. Under the exchange agreements with AOL and Adobe, there is an inverse relationship between the average trading price of Company common stock and the amount of shares of Company common stock issuable in exchange for shares of Viewpoint preferred stock. As a result the Company would be required to issue additional shares to AOL and Adobe if the average closing price of Company common stock over the 15-day period prior to the date of exchange decreases below $6.67. Any such decrease could result in significant dilution of the per share value of Company common stock held by current investors. The perceived risk of dilution may cause AOL and Adobe as well as other stockholders to sell their shares of Company common stock, which would likely contribute to a downward movement in the market price of the stock. Significant downward pressure on the trading price of Company common stock resulting from such sales could encourage AOL, Adobe, and other Company stockholders to engage in short sales, which would further contribute to a decline in the market price of the stock. There can be no assurance that the closing price of Company common stock will not decrease substantially between the date of mailing this proxy statement and the date upon which the Company exercises its right to exchange Company common stock for the shares of Viewpoint preferred stock held by AOL and Adobe.



     The shares of Company common stock to be issued to Computer Associates, AOL, and Adobe are subject to registration rights. In addition, on completion of the exchange transaction and subsequent merger of the Company and Viewpoint, an additional 3,159,510 shares of Company common stock will be issuable on exercise of the employee stock options. The total number of shares of Company common stock issued or issuable will equal 41.8% of the total number of shares of Company common stock now outstanding. The issuance or sale of a significant number of shares of the Company's capital stock, whether in connection with this transaction or the exercise of a significant number of outstanding options, could dilute the interest of the Company's other stockholders now or in the future, and resale of these shares could materially adversely affect the market price of Company common stock.


  Creation of Major Stockholder; New Directors


     On completion of this transaction, Computer Associates will become the beneficial owner of approximately 16.4% of the outstanding shares of Company common stock, making it the largest holder. The Company has granted Computer Associates a preemptive right under the Exchange Agreement whereby Computer Associates may purchase the number of additional shares of Company common stock necessary to allow Computer Associates to maintain its current equity interest in the Company at the same price and on the same terms and conditions as any proposed sale to any third party other than to strategic partners or employees pursuant to a stock option plan. Computer Associates is also being granted the right to designate one member of the Board of Directors. Accordingly, Computer Associates will have a significant influence with respect to any corporate transaction or other matter submitted to the Board of Directors or to stockholders for approval, including mergers, consolidations and the sale of all or substantially all of the Company's assets. Third parties may be discouraged from making a bid or tender offer to acquire the Company because of this concentration of ownership.

  Subjection of Company Assets to Viewpoint Creditors



     At present, Viewpoint creditors have claims only against Viewpoint's assets. On consummation of the merger, the Company will become directly subject to all the liabilities of Viewpoint. As a result, Viewpoint creditors will gain access to the assets of the Company as well.


INTERESTS OF OFFICERS AND DIRECTORS

     Some of the Company's officers and directors may be deemed to have interests in this transaction that are in addition to or potentially different from the interests of stockholders of the Company generally. The Company's Board of Directors was aware of these interests and considered them in approving this transaction. In considering the recommendation of the Company's Board of Directors to approve the transaction, the Company stockholders should be aware that these interests may present actual or potential conflicts of interest.

  Exchange of Options


     Certain executive officers and directors of the Company currently have options to purchase shares of Viewpoint common stock. As of September 15, 2000, 1,580,000 shares of Viewpoint common stock were issuable on exercise of these options. On consummation of the merger, outstanding Viewpoint options will be converted into options to acquire a number of shares of Company common stock equal to the product of the number of shares of Viewpoint common stock issuable upon the exercise of the option and 1.15. This is the same exchange ratio that was negotiated with Computer Associates, America Online and Adobe. For more information on the Viewpoint options held by certain insiders of the Company please see "Proposal Three" below.


  Loan Forgiveness


     Under the terms of the Company's initial employment agreement with Mr. Rice, the President and Chief Executive Officer of Viewpoint, the Company extended a non-recourse loan to Mr. Rice in the principal amount of $1,000,000 secured solely by shares of Company common stock underlying options held by Mr. Rice. The employment agreement entered into between Mr. Rice and the Company effective January 1, 2000 provides for the forgiveness of the loan in certain situations including the merger of the Company with any other entity, including Viewpoint. Accordingly, Mr. Rice's loan will be forgiven on consummation of the merger and the Company will record compensation expense.


ACCOUNTING

     The Company intends to account for the exchange of shares with Computer Associates using the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to the tangible and intangible assets and liabilities of the Company based upon their respective fair values as of the closing date. The issuance of Company common stock will have an immediate dilutive effect to existing shareholders.

                                 PROPOSAL THREE

                        AMENDMENT TO THE 1995 STOCK PLAN


     The Company's 1995 Stock Plan (the "Plan") was approved by the Board of Directors in October 1995 and was approved by the Company's stockholders in November 1995. The Plan initially reserved 500,000 shares of Company common stock for issuance thereunder subject to stockholder approval. Amendments to the Plan approved by shareholders in each of May 1998 and May 1999 increased the number of shares reserved for issuance thereunder by 1,500,000. A further amendment to the Plan approved by shareholders in May 1999 increased the shares reserved for issuance thereunder by an additional 1,000,000. As of August 21, 2000, the Plan has a total of 4,500,000 shares of Company common stock reserved for options or rights to purchase stock; of the total, 816,764 shares are reserved for options or rights to purchase stock that have been granted pursuant to the Plan and approximately 2,036,988 shares are remaining.


AMENDMENT TO THE 1995 PLAN


     At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Plan to increase the number of shares of Company common stock reserved for issuance thereunder by 7,250,000 shares, increasing the number of shares available for grants under the Plan to 9,286,988.


     The increase in the number of shares of Company common stock reserved for issuance under the Plan is proposed for the following purposes:


     - to establish enough shares to exchange options granted to officers, directors and employees of Viewpoint and the Company under the Viewpoint 1999 Stock Plan for Company options under the Plan in connection with the merger of Viewpoint with the Company,



     - to allow for issuance of shares to the current employees of Viewpoint Digital, Inc., which was acquired by the Company on September 8, 2000, and


     - to allow for future grants of options to be made to current and new employees.

     The Company believes the ability to grant options is essential to attracting, retaining and rewarding employees who contribute to the Company's long-term success.


     The following table sets forth the number and dollar value of additional shares under the Plan that will be received after the short-form merger and simultaneous conversion of options to purchase Viewpoint common stock into options to purchase Company common stock by (i) the Named Executive Officers,
(ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group.



                                                                        COMPANY
                                                        VIEWPOINT     COMMON STOCK
                                                         OPTIONS       SUBJECT TO
                                                         GRANTED        OPTIONS          VALUE
                                                        ----------    ------------    -----------
Robert E. Rice(1).....................................  1,000,000      1,150,000      $ 6,578,800
Mark Zimmer...........................................     50,000         57,500      $   246,675
John Leddy............................................         --             --               --
Gary Lauer............................................     50,000         57,500      $   246,675
Kai Krause............................................         --             --               --
Current executive officers(1)(2)(3)...................  3,150,000      3,622,500      $22,998,960
Current directors(4)..................................    190,000        218,500      $ 1,277,430
All employees.........................................  4,002,000      4,602,300      $30,554,069


---------------

(1) Includes option to purchase 750,000 shares of Viewpoint common stock at an exercise price of $1.00 per share (effective July 1, 1999) and option to purchase 250,000 shares of Viewpoint common stock at an exercise price of $3.00 per share issued in connection with Mr. Rice's employment agreement effective January 1, 2000.

(2) Includes (a) option to purchase 900,000 shares of Viewpoint common stock at an exercise price of $5.00 per share issued to Mr. Anders Vinberg in connection with his retention as Chief Technology Officer of the Company and Viewpoint, (b) option to purchase 600,000 shares of Viewpoint common stock at an exercise price of $5.00 issued to Mr. Abate in connection with his retention as Chief Financial Officer of the Company and Viewpoint, (c) option to purchase 400,000 shares of Viewpoint common stock at an exercise price of $3.00 per share issued to Mr. Paul J. Kadin in connection with his retention as Chief Marketing Officer of Viewpoint on February 28, 2000, and
    (d) options to purchase (i) 150,000 shares of Viewpoint common stock at an exercise price of $1.00 per share and (ii) 100,000 shares of Viewpoint common stock at an exercise price of $6.50 per share issued to Mr. Christopher Gentile in connection with his retention as Vice President of Production Services.



(3) Typically, 20% of shares subject to an option granted under the terms of the Viewpoint plan vests on the date of grant, an additional 20% vests on the first anniversary of the date of grant and one thirty-sixth vests each month thereafter.



(4) Includes (a) fully vested options to purchase 50,000 shares of Viewpoint common stock at an exercise price of $1.00 per share issued to Messrs. Lane and Jones in recognition of their substantial contribution to the formation and success of Viewpoint and (b) options to purchase 75,000 shares of Viewpoint common stock at an exercise price of $1.00 per share granted to Messrs. Jones and Lane in January 2000 and February 2000, respectively. These options vest as described in footnote 3.


SUMMARY OF THE 1995 PLAN

     The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

     Administration. The Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the "Administrator").

     Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 300,000 shares of Company common stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options and stock purchase rights to purchase up to an additional 150,000 shares of Company common stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of Company common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of Company common stock on the date such option is granted. The fair market value of Company common stock is generally determined with reference to the closing sale price for Company common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

          Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Company common stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

          Term of Option. The term of an option is specified in each option agreement. The term of an incentive stock option may be no more than ten years from the date of grant; however in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

          Termination of Employment. If an optionee's employment, director or consulting relationship terminates for any reason (other than death or disability), all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time the optionee's service relationship with the Company terminates, the optionee may exercise all or part of his or her option at any time before the option expires.

          Death or Disability. If an optionee's employment, director or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Plan expire on the earlier of
     (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

          Nontransferability of Options and Stock Purchase Rights. Unless otherwise specified by the Administrator, options and stock purchase rights granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

     Stock Purchase Rights ("SPRs"). In the case of SPRs, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement must grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased under the Restricted Stock Purchase Agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator.

     Adjustments upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until a date fixed by the Board before the consummation of the liquidation or dissolution.

     In connection with any merger or sale of assets, each outstanding option or stock purchase right must be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee will have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan at any time and for any reason. However, the Company must obtain stockholder approval for any amendment to the Plan to the extent necessary to comply with Section 422 of the Code, or any other applicable law, rule or regulation. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan will terminate ten years from the date of its original approval by the stockholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. The maximum federal tax rate possible for net capital gains on shares held for more than 12 months is 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. The maximum federal tax rate possible for net capital gains on shares held for more than 12 months is 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     Stock Purchase Rights. SPRs will generally be taxed in the same manner as nonstatutory stock options. However, on the exercise of an SPR the holder generally receives restricted stock. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director or 10% stockholder of the Company.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE PLAN.

       UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS



     The Unaudited Pro Forma Consolidated and Combined Balance Sheet as of June 30, 2000, gives effect to the Exchange Agreement with Computer Associates, the Preferred/Common Stock and Options Exchange, and the Acquisition of Viewpoint Digital, Inc., as if these transactions had occurred on that date. The Unaudited Pro Forma Consolidated and Combined Statement of Operations for the six months ended June 30, 2000 and for the year ended December 31, 1999, gives effect to the Exchange Agreement with Computer Associates, the Preferred/Common Stock and Options Exchange, and the Acquisition of Viewpoint Digital, Inc., as if these transactions had occurred on January 1, 1999.



     The Unaudited Pro Forma Consolidated and Combined Financial Statements have been derived from, and should be read in conjunction with, (a) the historical financial statements, including the notes thereto, of MetaCreations Corporation, whose financial statements are included in the Company's Quarterly Reports on Form 10-Q/A and 10-Q for the quarters ended March 31, 2000 and June 30, 2000, respectively, and its Annual Report on Form 10-K/A for the year ended December 31, 1999, which are incorporated in this proxy statement by reference and (b) the historical financial statements of Viewpoint Digital, Inc., whose consolidated financial statements are contained on pages F-1 through F-15 of this proxy statement.



     The Pro Forma Consolidated and Combined Financial Statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations that would have occurred had the exchanges and acquisitions been consummated as of the dates indicated or of the future financial position or future results of operations of the Company.



METASTREAM HISTORICAL RESULTS OF OPERATIONS



     The Company has excluded from this Proxy the historical financial statements of Metastream as all relevant historical information relating to Metastream's results of operations and financial position is included in or can be derived from the Company's Quarterly Reports on Form 10-Q/A and 10-Q for the quarters ended March 31, 2000 and June 30, 2000 respectively and its Annual Report on Form 10-K/A for the year ended December 31, 1999.



     At June 30, 2000, all of the Company's assets and liabilities included in its Consolidated Balance Sheet primarily consist of Viewpoint's assets and liabilities, except for cash and cash equivalents of $10,915,000, short-term investments of $18,073,000 and the assets of $10,485,000 and liabilities of $1,178,000 related to discontinued operations.



     Revenue and expenses included in the Company's Consolidated Statement of Operations for the year ended December 31, 1999 and for the six month period ended June 30, 2000 primarily consist of Viewpoint's results of operations, except for minority interest and discontinued operations.


EXCHANGE AGREEMENT WITH COMPUTER ASSOCIATES


     On August 10, 2000, the Company entered into an Exchange Agreement with Computer Associates pursuant to which the Company would issue to Computer Associates 1.15 shares of the Company's common stock in exchange for each share of common stock of Viewpoint Corporation (formerly known as Metastream Corporation) held by Computer Associates. On consummation of the share exchange, Computer Associates will exchange its 4,800,000 shares of Viewpoint common stock for 5,520,000 newly issued shares of Company common stock.



     The consideration to be paid by the Company in connection with the exchange approximates $56,930,000 consisting of the following:



     - The issuance of 5,520,000 shares of Company common stock valued at $10.25 per common share, which is the average market price of the Company's common stock for the two trading days before and after August 10, 2000, for equity consideration of $56,580,000; and


     - Estimated transaction costs of $350,000.

     The exchange of shares will be accounted for as an acquisition of minority interest under the purchase method of accounting. Accordingly, the purchase price will be allocated to goodwill and other intangibles, net of the carrying value of Computer Associates' minority interest. The goodwill and other intangibles recorded will be amortized over an estimated life of five years.


PREFERRED/COMMON STOCK AND OPTIONS EXCHANGE


     The Company intends to exchange each share of Viewpoint mandatorily redeemable convertible preferred stock held by America Online, Inc. for a number of shares of Company common stock equal to 6.67 divided by 87% of the lesser of
(a) 6.67 and (b) the average closing price of Company common stock over the 15-day period prior to the date that the Company and Viewpoint enter into such an arrangement.



     On completion of the share exchange with Computer Associates and the preferred stock exchange, the Company will own 99.8% of the outstanding capital stock of Viewpoint. The only other shareholder will be Mr. Bert Kolde, a former director of the Company who was issued and subsequently exercised an option to purchase 50,000 shares of Viewpoint common stock, whose shares will also be exchanged.



     The Company also intends to merge with Viewpoint as soon as practicable after the completion of the share exchange with Computer Associates. At the time of the merger, each issued and outstanding share of Viewpoint common stock will be cancelled and exchanged for 1.15 shares of Company common stock. Each outstanding option to purchase shares of Viewpoint common stock will be converted into an option to acquire a number of shares of Company common stock, rounded to the nearest whole number, equal to the product of the number of shares of Viewpoint common stock issuable upon the exercise of the option and
1.15. The option exercise price will be the amount, rounded to the nearest cent, equal to the exercise price of the option divided by 1.15.



     Pro Forma adjustments for these exchanges include:



     - The issuance of 1,725,000 shares of Company common stock in exchange for America Online, Inc.'s 1,500,000 shares of Viewpoint mandatorily redeemable convertible preferred stock;



     - The issuance of options to purchase 7,320,900 shares of Company common stock in exchange for all of the outstanding options to purchase 6,366,000 shares of Viewpoint common stock; and



     - The issuance of 57,500 shares of Company common stock valued at $12 per common share (market value of the Company's Common Stock on June 30, 2000) in exchange for Mr. Bert Kolde's 50,000 shares of Viewpoint common stock.



     In July 2000, Viewpoint issued 1,500,000 shares of Series B Mandatorily Redeemable Convertible Preferred Stock to Adobe Systems Incorporated for cash consideration totaling $10,000,000. In connection with the issuance of the preferred shares to Adobe, the Company recorded a one-time non-cash sales and marketing charge of $14,258,000 related to the difference between the fair market value of the Company's common shares into which Adobe could have converted the Viewpoint preferred shares on the date of issuance and the $10,000,000 cash consideration paid by Adobe. This transaction was not reflected in the accompanying Pro Forma Consolidated and Combined Financial Statements.


ACQUISITION OF VIEWPOINT DIGITAL, INC.


     On September 8, 2000 the Company purchased all of the outstanding capital stock of Viewpoint Digital, Inc., a wholly-owned subsidiary of Computer Associates.



     The consideration to be paid by the Company in connection with the acquisition approximates $19,138,000 consisting of the following:



     - The issuance of 715,000 shares of Company common stock valued at $12.50 per common share, which is the average market price of the Company's common stock for the two trading days before and after the July 24, 2000 announcement date of the acquisition, for equity consideration of $8,938,000;


     - Cash consideration of $10,000,000; and

     - Estimated transaction costs of $200,000.



     The Viewpoint Digital acquisition will be accounted for using the purchase method of accounting and, accordingly, the purchase price will be allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their fair values on date of acquisition. The Company is in the process of performing an independent valuation of the assets acquired and liabilities assumed of Viewpoint Digital. The preliminary allocation of purchase price may be subject to change depending upon the final outcome of the valuation. For pro forma purposes, the Company has assumed that the historical carrying amounts of such assets and liabilities approximated their fair values.
 The excess of the purchase price over the fair value of the net tangible assets acquired and liabilities assumed, of $16,935,000 has preliminarily been allocated to goodwill and other intangibles and will be amortized over an estimated life of five years.



     The stock purchase agreement entered into for Viewpoint Digital requires the payment of additional consideration contingent upon the achievement of certain levels of future operating results (excluding amortization of goodwill and other intangible assets) and employee retention, through 2002. The contingent consideration consists of two promissory notes each in the amount of $15,000,000. Payments under the promissory notes, if any, will increase goodwill and other intangibles. The pro forma analysis for this acquisition excludes the impact of the $30,000,000 of contingent consideration.

                           METACREATIONS CORPORATION



          UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED BALANCE SHEET


                              AS OF JUNE 30, 2000


                                 (IN THOUSANDS)


                                                    PRO FORMA                        PRO FORMA
                                                 ADJUSTMENTS FOR                  ADJUSTMENTS FOR
                                                EXCHANGE AGREEMENT               PREFERRED/COMMON                  VIEWPOINT
                                METACREATIONS     WITH COMPUTER      PRO FORMA   STOCK AND OPTIONS   PRO FORMA   DIGITAL, INC.
                                 HISTORICAL         ASSOCIATES       ADJUSTED        EXCHANGE        ADJUSTED     HISTORICAL
                                -------------   ------------------   ---------   -----------------   ---------   -------------
ASSETS
Current Assets:
 Cash and cash equivalents....    $  20,510          $     --        $ 20,510        $     --        $ 20,510      $     65
 Short-term investments.......       18,073                --          18,073              --          18,073            --
 Accounts receivable, net.....            7                --               7              --               7         1,375
 Prepaid expenses.............          266                --             266              --             266            --
 Current assets of
   discontinued operations....       10,328                --          10,328              --          10,328            --
                                  ---------          --------        ---------       --------        ---------     --------
   Total current assets.......       49,184                --          49,184              --          49,184         1,440
                                  ---------          --------        ---------       --------        ---------     --------
Goodwill and other
 intangibles..................           75            46,638A         46,713          19,962B         67,258        29,495
                                                                                          583C
Property and equipment, net...        2,433                --           2,433              --           2,433         1,577
Other assets..................          173                --             173              --             173            --
Non-current assets of
 discontinued operations......          157                --             157              --             157            --
                                  ---------          --------        ---------       --------        ---------     --------
   Total assets...............    $  52,022          $ 46,638        $ 98,660        $ 20,545        $119,205      $ 32,512
                                  =========          ========        =========       ========        =========     ========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
 Accounts payable.............    $   1,722          $     --        $  1,722        $     --        $  1,722      $    814
 Accrued expenses.............        1,584               350A          1,934              --           1,934            --
 Current liabilities of
   discontinued operations....          968                --             968              --             968            --
 Provision for loss on
   disposal of discontinued
   operations.................          211                --             211              --             211            --
                                  ---------          --------        ---------       --------        ---------     --------
   Total current
     liabilities..............        4,485               350           4,835              --           4,835           814
Other liabilities.............           --                --              --              --              --         4,094
Deferred tax liabilities......           --                --              --              --              --         1,049
Mandatorily redeemable
 convertible preferred stock
 of subsidiary................       15,574                --          15,574         (15,574)D            --            --
Minority interest.............       10,399           (10,292)A           107            (107)C            --            --
Stockholders' equity:
 Preferred stock..............           --                --              --              --              --            --
 Common stock.................           28                 6A             34               2D             36            --
 Paid-in capital..............      133,232            56,574A        189,806          19,962B        281,953        42,865
                                                                                          690C
                                                                                       15,572D
                                                                                       55,923E
 Notes receivable from related
   parties....................       (4,967)               --          (4,967)             --          (4,967)           --
 Deferred compensation........       (1,540)               --          (1,540)        (55,923)E       (57,463)           --
 Accumulated deficit..........     (105,189)               --        (105,189)             --        (105,189)      (16,310)
                                  ---------          --------        ---------       --------        ---------     --------
   Total stockholders'
     equity...................       21,564            56,580          78,144          36,226         114,370        26,555
                                  ---------          --------        ---------       --------        ---------     --------
   Total liabilities and
     stockholders' equity.....    $  52,022          $ 46,638        $ 98,660        $ 20,545        $119,205      $ 32,512
                                  =========          ========        =========       ========        =========     ========

                                   PRO FORMA
                                ADJUSTMENTS FOR
                                ACQUISITION OF    METACREATIONS
                                   VIEWPOINT        PRO FORMA
                                 DIGITAL, INC.      COMBINED
                                ---------------   -------------
ASSETS
Current Assets:
 Cash and cash equivalents....     $(10,000)F       $  10,575
 Short-term investments.......           --            18,073
 Accounts receivable, net.....           --             1,382
 Prepaid expenses.............           --               266
 Current assets of
   discontinued operations....           --            10,328
                                   --------         ---------
   Total current assets.......      (10,000)           40,624
                                   --------         ---------
Goodwill and other
 intangibles..................       16,935F           84,193
                                    (29,495)G
Property and equipment, net...           --             4,010
Other assets..................           --               173
Non-current assets of
 discontinued operations......           --               157
                                   --------         ---------
   Total assets...............     $(22,560)        $ 129,157
                                   ========         =========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
 Accounts payable.............     $     --         $   2,536
 Accrued expenses.............          200F            2,134
 Current liabilities of
   discontinued operations....           --               968
 Provision for loss on
   disposal of discontinued
   operations.................           --               211
                                   --------         ---------
   Total current
     liabilities..............          200             5,849
Other liabilities.............       (4,094)H              --
Deferred tax liabilities......       (1,049)I              --
Mandatorily redeemable
 convertible preferred stock
 of subsidiary................           --                --
Minority interest.............           --                --
Stockholders' equity:
 Preferred stock..............           --                --
 Common stock.................            1F               37
 Paid-in capital..............        8,937F          290,890
                                    (42,865)J
 Notes receivable from related
   parties....................           --            (4,967)
 Deferred compensation........           --           (57,463)
 Accumulated deficit..........       16,310J         (105,189)
                                   --------         ---------
   Total stockholders'
     equity...................      (17,617)          123,308
                                   --------         ---------
   Total liabilities and
     stockholders' equity.....     $(22,560)        $ 129,157
                                   ========         =========

                           METACREATIONS CORPORATION


                 UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED

         STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                PRO FORMA                        PRO FORMA
                                             ADJUSTMENTS FOR                  ADJUSTMENTS FOR
                                            EXCHANGE AGREEMENT               PREFERRED/COMMON                  VIEWPOINT
                           METACREATIONS      WITH COMPUTER      PRO FORMA   STOCK AND OPTIONS   PRO FORMA   DIGITAL, INC.
                             HISTORICAL         ASSOCIATES       ADJUSTED        EXCHANGE        ADJUSTED     HISTORICAL
                           --------------   ------------------   ---------   -----------------   ---------   -------------
Net revenues.............     $    317           $     --        $    317         $    --        $    317       $ 3,623
Cost of revenues.........           --                 --              --              --              --         1,509
                              --------           --------        --------         -------        --------       -------
   Gross profit..........          317                 --             317              --             317         2,114
Operating expenses:
 Sales and marketing.....       10,114                 --          10,114              --          10,114         1,642
 Research and
   development...........        2,027                 --           2,027              --           2,027           575
 General and
   administrative........        2,008                 --           2,008              --           2,008           997
 Amortization of goodwill
   and other
   intangibles...........           75              4,664K          4,739           1,996M          6,793         3,239
                                                                                       58N
 Stock-based
   compensation..........        7,003                 --           7,003              --           7,003            --
                              --------           --------        --------         -------        --------       -------
     Total operating
       expenses..........       21,227              4,664          25,891           2,054          27,945         6,453
                              --------           --------        --------         -------        --------       -------
Loss from operations.....      (20,910)            (4,664)        (25,574)         (2,054)        (27,628)       (4,339)
Other income.............          987                 --             987              --             987            --
                              --------           --------        --------         -------        --------       -------
Loss before benefit for
 income taxes............      (19,923)            (4,664)        (24,587)         (2,054)        (26,641)       (4,339)
Benefit for income
 taxes...................           --                 --              --              --              --          (791)
                              --------           --------        --------         -------        --------       -------
Loss before minority
 interest................      (19,923)            (4,664)        (24,587)         (2,054)        (26,641)       (3,548)
Minority interest in loss
 of subsidiary...........        3,327             (3,293)L            34             (34)O            --            --
                              --------           --------        --------         -------        --------       -------
Net loss from continuing
 operations..............     $(16,596)          $ (7,957)       $(24,553)        $(2,088)       $(26,641)      $(3,548)
                              ========           ========        ========         =======        ========       =======
Net loss per common share
 from continuing
 operations -- basic and
 diluted.................     $  (0.61)                          $  (0.75)                       $  (0.77)
                              ========                           ========                        ========
Weighted average number
 of shares outstanding --                                                              58C
 basic and diluted.......       27,216              5,520A         32,736           1,725D         34,519
                              ========           ========        ========         =======        ========

                              PRO FORMA
                           ADJUSTMENTS FOR
                           ACQUISITION OF    METACREATIONS
                              VIEWPOINT        PRO FORMA
                            DIGITAL, INC.      COMBINED
                           ---------------   -------------
Net revenues.............      $    --         $  3,940
Cost of revenues.........           --            1,509
                               -------         --------
   Gross profit..........           --            2,431
Operating expenses:
 Sales and marketing.....           --           11,756
 Research and
   development...........           --            2,602
 General and
   administrative........           --            3,005
 Amortization of goodwill
   and other
   intangibles...........        1,693P           8,486
                                (3,239)Q
 Stock-based
   compensation..........           --            7,003
                               -------         --------
     Total operating
       expenses..........       (1,546)          32,852
                               -------         --------
Loss from operations.....        1,546          (30,421)
Other income.............           --              987
                               -------         --------
Loss before benefit for
 income taxes............        1,546          (29,434)
Benefit for income
 taxes...................          791R              --
                               -------         --------
Loss before minority
 interest................          755          (29,434)
Minority interest in loss
 of subsidiary...........           --               --
                               -------         --------
Net loss from continuing
 operations..............      $   755         $(29,434)
                               =======         ========
Net loss per common share
 from continuing
 operations -- basic and
 diluted.................                      $  (0.84)
                                               ========
Weighted average number
 of shares outstanding --
 basic and diluted.......          715F          35,234
                               =======         ========

                           METACREATIONS CORPORATION


                 UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED

          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                PRO FORMA                        PRO FORMA
                                             ADJUSTMENTS FOR                  ADJUSTMENTS FOR
                                            EXCHANGE AGREEMENT               PREFERRED/COMMON                  VIEWPOINT
                           METACREATIONS      WITH COMPUTER      PRO FORMA   STOCK AND OPTIONS   PRO FORMA   DIGITAL, INC.
                             HISTORICAL         ASSOCIATES       ADJUSTED        EXCHANGE        ADJUSTED     HISTORICAL
                           --------------   ------------------   ---------   -----------------   ---------   -------------
Net revenues.............     $  3,093           $     --        $  3,093         $    --        $  3,093       $ 8,284
Cost of revenues.........           --                 --              --              --              --         3,187
                              --------           --------        --------         -------        --------       -------
   Gross profit..........        3,093                 --           3,093              --           3,093         5,097
Operating expenses:
 Sales and marketing.....        2,567                 --           2,567              --           2,567         3,230
 Research and
   development...........        2,816                 --           2,816              --           2,816         1,250
 General and
   administrative........        3,913                 --           3,913              --           3,913         2,832
 Amortization of goodwill
   and other
   intangibles...........          152              9,328K          9,480           3,992M         13,589         6,478
                                                                                      117N
 Stock-based
   compensation..........        6,081                 --           6,081              --           6,081            --
                              --------           --------        --------         -------        --------       -------
   Total operating
     expenses............       15,529              9,328          24,857           4,109          28,966        13,790
                              --------           --------        --------         -------        --------       -------
Loss from operations.....      (12,436)            (9,328)        (21,764)         (4,109)        (25,873)       (8,693)
Other income.............        2,286                 --           2,286              --           2,286            --
                              --------           --------        --------         -------        --------       -------
Loss before provision
 (benefit) for income
 taxes...................      (10,150)            (9,328)        (19,478)         (4,109)        (23,587)       (8,693)
Provision (benefit) for
 income taxes............        5,481                 --           5,481              --           5,481        (2,121)
                              --------           --------        --------         -------        --------       -------
Loss before minority
 interest................      (15,631)            (9,328)        (24,959)         (4,109)        (29,068)       (6,572)
Minority interest in loss
 of subsidiary...........        1,048             (1,048)L            --              --              --            --
                              --------           --------        --------         -------        --------       -------
Net loss from continuing
 operations..............     $(14,583)          $(10,376)       $(24,959)        $(4,109)       $(29,068)      $(6,572)
                              ========           ========        ========         =======        ========       =======
Net loss per common share
 from continuing
 operations -- basic and
 diluted.................     $  (0.59)                          $  (0.83)                       $  (0.91)
                              ========                           ========                        ========
Weighted average number
 of shares outstanding --
 basic                                                                                 58C
 and diluted.............       24,581              5,520A         30,101           1,725D         31,884
                              ========           ========        ========         =======        ========

                              PRO FORMA
                           ADJUSTMENTS FOR
                           ACQUISITION OF    METACREATIONS
                              VIEWPOINT        PRO FORMA
                            DIGITAL, INC.      COMBINED
                           ---------------   -------------
Net revenues.............      $    --         $ 11,377
Cost of revenues.........           --            3,187
                               -------         --------
   Gross profit..........           --            8,190
Operating expenses:
 Sales and marketing.....           --            5,797
 Research and
   development...........           --            4,066
 General and
   administrative........           --            6,745
 Amortization of goodwill
   and other
   intangibles...........        3,387P          16,976
                                (6,478)Q
 Stock-based
   compensation..........           --            6,081
                               -------         --------
   Total operating
     expenses............       (3,091)          39,665
                               -------         --------
Loss from operations.....        3,091          (31,475)
Other income.............           --            2,286
                               -------         --------
Loss before provision
 (benefit) for income
 taxes...................        3,091          (29,189)
Provision (benefit) for
 income taxes............        2,121R           5,481
                               -------         --------
Loss before minority
 interest................          970          (34,670)
Minority interest in loss
 of subsidiary...........           --               --
                               -------         --------
Net loss from continuing
 operations..............      $   970         $(34,670)
                               =======         ========
Net loss per common share
 from continuing
 operations -- basic and
 diluted.................                      $  (1.06)
                                               ========
Weighted average number
 of shares outstanding --
 basic
 and diluted.............          715F          32,599
                               =======         ========

                           METACREATIONS CORPORATION



NOTES TO UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS


Pro Forma Adjustments and Assumptions


A. Represents the consideration to be paid for the acquisition of Computer Associates' minority interest in Viewpoint Corporation inclusive of transaction costs of $350,000. The purchase price will be allocated to goodwill and other intangibles, net of the carrying value of Computer Associates' minority interest. The goodwill and other intangibles recorded will be amortized over an estimated life of five years.



B. Represents the estimated fair value of vested options to purchase 1,777,440 shares of the Company's common stock to be issued in exchange for vested options held by employees and non-employees to purchase 1,545,600 shares of Viewpoint common stock as of June 30, 2000. The estimated fair value of vested options to purchase the Company's common stock was based on a weighted-average estimated fair value of $11.23 per share. The estimated fair value of the options was determined using the Black-Scholes option-pricing model and was based on the following weighted-average assumptions: expected volatility - 100%; expected lives - 4.53; a risk-free interest rate - 6%; and expected dividend yield - 0%. The estimated fair value of the vested options will be treated as goodwill and other intangibles and will be amortized over an estimated life of five years.



C. Represents the issuance of 57,500 shares of the Company's common stock in exchange for Mr. Bert Kolde's 50,000 shares of Viewpoint common stock. The exchange of shares will be accounted for as an acquisition of minority interest under the purchase method of accounting. Accordingly, the purchase price will be allocated to goodwill and other intangibles, net of the carrying value of Bert Kolde's minority interest. The goodwill and other intangibles recorded will be amortized over an estimated life of five years.



D. Represents the exchange of America Online, Inc.'s 1,500,000 shares of Viewpoint mandatorily redeemable convertible preferred stock for 1,725,000 shares of the Company's common stock. The exchange will be recorded pursuant to the terms of AOL's exchange agreement.



E. Represents the intrinsic value of unvested options to purchase 5,543,460 shares of the Company's common stock to be issued in exchange for options held by employees and non-employees to purchase 4,820,400 shares of Viewpoint common stock as of June 30, 2000. The intrinsic value will be recorded as deferred compensation and will be recognized as stock-based compensation over the remaining four year vesting period.



F. Represents the acquisition of all of the issued and outstanding stock of Viewpoint Digital, Inc. for consideration consisting of $10,000,000 in cash and the issuance of 715,000 shares of the Company's common stock for total consideration of $19,138,000, inclusive of transaction costs of $200,000. The excess of the purchase price over the fair value of net tangible assets acquired and liabilities assumed, of $16,935,000, has been allocated to goodwill and other intangibles and will be amortized over an estimated life of five years.



G. Represents the elimination of Viewpoint Digital's historical goodwill and other intangibles.



H. Represents the elimination of Viewpoint Digital's historical other liabilities, which consist of an amount due to Computer Associates.



I. Represents the elimination of Viewpoint Digital's historical net deferred tax liabilities, as such liabilities will not be payable by the Company.



J. Represents the elimination of Viewpoint Digital's historical stockholder's equity.



K. To increase amortization expense due to $46,638,000 of goodwill and other intangibles to be generated from the Computer Associates minority interest acquisition, assuming a five-year amortization period.



L. To reverse minority interest income due to the acquisition of Computer Associates' minority interest.

M. To increase amortization expense due to $19,962,000 of goodwill and other intangibles to be generated from the vested options exchange, assuming a five-year amortization period.



N. To increase amortization expense due to $583,000 of goodwill and other intangibles to be generated from Bert Kolde's minority interest acquisition, assuming a five-year amortization period.



O. To reverse minority interest income due to the acquisition of Bert Kolde's minority interest.



P. To increase amortization expense due to $16,935,000 of goodwill and other intangibles generated from the Viewpoint Digital acquisition, assuming a five-year amortization period.



Q. Represents the elimination of Viewpoint Digital's historical amortization of goodwill and other intangibles.



R. Represents the elimination of Viewpoint Digital's historical tax benefits. The benefits would not have been realized on a pro forma basis due to MetaCreations' operating losses.

                                 PROPOSAL FOUR:

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PriceWaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the 2000 fiscal year. This appointment is being presented to the stockholders for ratification at the Annual Meeting. If the stockholders reject the appointment, the Board will reconsider its selection. PriceWaterhouseCoopers LLP has audited the Company's financial statements since the Company's inception. A representative of PriceWaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S ACCOUNTANTS FOR FISCAL 2000 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors of the Company may recommend.

FINANCIAL STATEMENTS

     The Company's 1999 Annual Report on Form 10-K/A is incorporated herein by reference and is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting. In addition, the Company's Quarterly Reports on SEC Form 10-Q/A and 10-Q for the periods ending March 31, 2000 and June 30, 2000, respectively, are incorporated herein by reference and are available for inspection with the SEC or upon request at the executive offices of the Company.

PROPOSALS BY STOCKHOLDERS


     Proposals of stockholders of the Company which are intended to be presented at the Company's 2001 Annual Meeting must be received by the Company no later
than             , 2001 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Any such proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a stockholder other than for inclusion in the Company's 2001 Proxy Statement and related form of proxy, timely notice of the proposal must be received by the Company no later than
            , 2001. Proxies solicited by the Board of Directors for the 2001 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not received by that date.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES


                       CONSOLIDATED FINANCIAL STATEMENTS


                           DECEMBER 31, 1998 AND 1999


                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholder
Viewpoint Digital, Inc. and Subsidiaries:

     We have audited the accompanying consolidated balance sheets of Viewpoint Digital, Inc. and subsidiaries (Successor) as of December 31, 1998 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for the period from October 21, 1998 to December 31, 1998 and for the year ended December 31, 1999 (Successor period). We have also audited the accompanying consolidated statements of operations, stockholders' equity and comprehensive loss and cash flows of Viewpoint DataLabs International, Inc. and subsidiaries (Predecessor) for the year ended December 31, 1997 and the period from January 1, 1998 to October 20, 1998 (Predecessor period). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the aforementioned Successor consolidated financial statements present fairly, in all material respects, the financial position of Viewpoint Digital, Inc. and subsidiaries as of December 31, 1998 and 1999, and the results of their operations and their cash flows for the Successor period, in conformity with accounting principles generally accepted in the United States of America. Further, in our opinion, the aforementioned Predecessor consolidated financial statements present fairly, in all material respects, the results of Viewpoint DataLabs International, Inc. and subsidiaries' operations and cash flows for the Predecessor period, in conformity with accounting principles generally accepted in the United States of America.


     As discussed in note 1 to the consolidated financial statements, effective October 20, 1998, Computer Associates International, Inc. acquired all of the outstanding stock of Viewpoint DataLabs International, Inc. in a business combination accounted for as a purchase. As a result of the acquisition, the financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


                                          KPMG LLP

                                          September 22, 2000
                                          Salt Lake City, Utah

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES


                          CONSOLIDATED BALANCE SHEETS



                                                                      SUCCESSOR
                                                      -----------------------------------------
                                                             DECEMBER 31,
                                                      --------------------------     JUNE 30,
                                                         1998           1999           2000
                                                      -----------    -----------    -----------
                                                                                    (UNAUDITED)
ASSETS
Current assets:
  Cash..............................................  $    92,964        179,694         64,919
  Accounts receivable, less allowance for doubtful
     accounts of $231,532 in 1998, $200,167 in 1999,
     and $210,518 at June 30, 2000..................    1,562,546      1,386,494      1,374,900
                                                      -----------    -----------    -----------
     Total current assets...........................    1,655,510      1,566,188      1,439,819
                                                      -----------    -----------    -----------
Property and equipment, net of accumulated
  depreciation of $186,823 in 1998, $1,187,813 in
  1999, and $1,324,626 at June 30, 2000.............      977,756        146,415      1,577,174
Goodwill and other intangible assets, net of
  accumulated amortization of $1,080,000 in 1998,
  $7,558,000 in 1999, and $10,797,000 at June 30,
  2000..............................................   39,510,000     32,733,700     29,494,700
                                                      -----------    -----------    -----------
     Total assets...................................  $42,143,266     34,446,303     32,511,693
                                                      ===========    ===========    ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities -- accounts payable and accrued
  expenses..........................................  $   329,000        465,226        813,903
Due to parent.......................................      884,518      2,043,107      4,093,834
Deferred tax liability..............................           --      1,344,725      1,048,919
Stockholder's equity:
  Common stock, $0.01 par value. Authorized 1,000
     shares; 100 shares issued and outstanding......            1              1              1
  Additional paid-in capital........................   42,865,434     42,865,434     42,865,434
  Accumulated deficit...............................   (1,935,687)   (12,272,190)   (16,310,398)
                                                      -----------    -----------    -----------
     Total stockholder's equity.....................   40,929,748     30,593,245     26,555,037
Commitments and contingencies
                                                      -----------    -----------    -----------
     Total liabilities and stockholder's equity.....  $42,143,266     34,446,303     32,511,693
                                                      ===========    ===========    ===========



          See accompanying notes to consolidated financial statements.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF OPERATIONS



                                     PREDECESSOR                                 SUCCESSOR
                              --------------------------   -----------------------------------------------------
                                               FOR THE       FOR THE
                                             PERIOD FROM   PERIOD FROM
                                FOR THE      JANUARY 1,    OCTOBER 21,      FOR THE         FOR THE SIX-MONTH
                               YEAR ENDED      THROUGH       THROUGH       YEAR ENDED    PERIODS ENDED JUNE 30,
                              DECEMBER 31,   OCTOBER 20,   DECEMBER 31,   DECEMBER 31,   -----------------------
                                  1997          1998           1998           1999          1999         2000
                              ------------   -----------   ------------   ------------   ----------   ----------
                                                                                               (UNAUDITED)
Net sales...................  $ 7,433,188     5,968,638      1,062,360      8,283,899     3,837,670    3,623,402
Cost of sales...............    2,100,624     1,908,556        560,389      3,187,222     1,646,454    1,509,371
                              -----------    ----------     ----------     ----------    ----------   ----------
     Gross profit...........    5,332,564     4,060,082        501,971      5,096,677     2,191,216    2,114,031
Operating expenses:
  Sales and marketing.......    3,978,164     4,118,164        348,688      3,229,751     1,481,940    1,642,310
  Product development.......    1,551,379     1,215,562        236,645      1,250,415       637,839      575,232
  General and
     administrative.........    1,592,125     1,320,533        585,502      1,830,999     1,031,146      859,939
  Depreciation and
     amortization...........      689,045       502,897      1,266,823      7,478,990     3,739,495    3,375,813
  Acquired in-process
     research and
     development costs......      546,314            --             --             --            --           --
                              -----------    ----------     ----------     ----------    ----------   ----------
     Total operating
       expenses.............    8,357,027     7,157,156      2,437,658     13,790,155     6,890,420    6,453,294
                              -----------    ----------     ----------     ----------    ----------   ----------
     Loss from operations...   (3,024,463)   (3,097,074)    (1,935,687)    (8,693,478)   (4,699,204)  (4,339,263)
Other expense...............      (43,541)      (37,241)            --             --            --           --
                              -----------    ----------     ----------     ----------    ----------   ----------
Loss before income tax
  benefit...................   (3,068,004)   (3,059,833)    (1,935,687)    (8,693,478)   (4,699,204)  (4,339,263)
Income tax benefit..........           --            --             --      2,121,255     1,060,628      790,875
                              -----------    ----------     ----------     ----------    ----------   ----------
     Net loss...............  $(3,068,004)   (3,059,833)    (1,935,687)    (6,572,223)   (3,638,576)  (3,548,388)
                              ===========    ==========     ==========     ==========    ==========   ==========


          See accompanying notes to consolidated financial statements.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES


     CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS


                                                                                                   COMMON
                                       SERIES B    SERIES C    SERIES D    SERIES A                STOCK       ADDITIONAL
                                       PREFERRED   PREFERRED   PREFERRED   PREFERRED   COMMON   SUBSCRIPTION    PAID-IN
PREDECESSOR                              STOCK       STOCK       STOCK       STOCK     STOCK     RECEIVABLE     CAPITAL
-----------                            ---------   ---------   ---------   ---------   ------   ------------   ----------
Balances at December 31, 1996........   $23,426     45,545          --      35,582     11,050     (60,000)      8,116,240
Issuance of 107,823 shares of Series
  C preferred stock and 334,521
  shares of common stock to acquire
  ThinkFish..........................        --      1,078          --          --     3,345           --         263,059
Issuance of 783,831 shares of common
  stock for cash.....................        --         --          --          --     7,838           --          71,401
Repurchase and retirement of 286,457
  shares of common stock.............        --         --          --          --     (2,864)         --         (25,782)
Comprehensive loss:
  Foreign currency translation
    adjustments......................        --         --          --          --        --           --              --
  Net loss...........................        --         --          --          --        --           --              --
                                        -------     ------      ------      ------     ------     -------      ----------
Total comprehensive loss.............        --         --          --          --        --           --              --
                                        -------     ------      ------      ------     ------     -------      ----------
Balances at December 31, 1997........    23,426     46,623          --      35,582     19,369     (60,000)      8,424,918
Issuance of 2,474,039 shares of
  Series D preferred stock for
  cash...............................        --         --      24,740          --        --           --       3,746,568
Repayment of stock subscription
  receivable.........................        --         --          --          --        --       60,000              --
Comprehensive loss:
  Foreign currency translation
    adjustments......................        --         --          --          --        --           --              --
  Net loss...........................        --         --          --          --        --           --              --
                                        -------     ------      ------      ------     ------     -------      ----------
Total comprehensive loss.............        --         --          --          --        --           --              --
                                        -------     ------      ------      ------     ------     -------      ----------
Balances at October 20, 1998.........   $23,426     46,623      24,740      35,582     19,369          --      12,171,486
                                        =======     ======      ======      ======     ======     =======      ==========

                                                                     TOTAL
                                                     ACCUMULATED     STOCK-
                                       ACCUMULATED   COMPREHEN-     HOLDERS'
PREDECESSOR                              DEFICIT      SIVE LOSS      EQUITY
-----------                            -----------   -----------   ----------
Balances at December 31, 1996........   (5,108,034)     (9,972)     3,053,837
Issuance of 107,823 shares of Series
  C preferred stock and 334,521
  shares of common stock to acquire
  ThinkFish..........................                                 267,482
Issuance of 783,831 shares of common
  stock for cash.....................           --          --         79,239
Repurchase and retirement of 286,457
  shares of common stock.............           --          --        (28,646)
Comprehensive loss:
  Foreign currency translation
    adjustments......................           --     (19,210)       (19,210)
  Net loss...........................   (3,068,004)         --     (3,068,004)
                                       -----------     -------     ----------
Total comprehensive loss.............           --          --     (3,087,214)
                                       -----------     -------     ----------
Balances at December 31, 1997........   (8,176,038)    (29,182)       284,698
Issuance of 2,474,039 shares of
  Series D preferred stock for
  cash...............................           --          --      3,771,308
Repayment of stock subscription
  receivable.........................           --          --         60,000
Comprehensive loss:
  Foreign currency translation
    adjustments......................           --      29,182         29,182
  Net loss...........................   (3,059,833)         --     (3,059,833)
                                       -----------     -------     ----------
Total comprehensive loss.............           --          --     (3,030,651)
                                       -----------     -------     ----------
Balances at October 20, 1998.........  (11,235,871)         --      1,085,355
                                       ===========     =======     ==========



          See accompanying notes to consolidated financial statements.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES


                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY



                                                        ADDITIONAL                       TOTAL
                                              COMMON     PAID-IN      ACCUMULATED    STOCKHOLDERS'
SUCCESSOR                                     STOCK      CAPITAL        DEFICIT         EQUITY
---------                                     ------    ----------    -----------    -------------
Acquisition of Viewpoint by Computer
  Associates................................    $1      41,580,434             --     41,580,435
Contribution of 3Name3D.....................    --       1,285,000             --      1,285,000
Net loss for the period October 21, 1998
  through December 31, 1998.................    --              --     (1,935,687)    (1,935,687)
                                                --      ----------    -----------     ----------
Balances at December 31, 1998...............     1      42,865,434     (1,935,687)    40,929,748
Net loss....................................    --              --     (6,572,223)    (6,572,223)
Dividends...................................    --              --     (3,764,280)    (3,764,280)
                                                --      ----------    -----------     ----------
Balances at December 31, 1999...............     1      42,865,434    (12,272,190)    30,593,245
Net loss (unaudited)........................    --              --     (3,548,388)    (3,548,388)
Dividends (unaudited).......................    --              --       (489,820)      (489,820)
                                                --      ----------    -----------     ----------
Balances at June 30, 2000 (unaudited).......    $1      42,865,434    (16,310,398)    26,555,037
                                                ==      ==========    ===========     ==========


          See accompanying notes to consolidated financial statements.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                   PREDECESSOR                                 SUCCESSOR
                                            --------------------------   -----------------------------------------------------
                                                             FOR THE       FOR THE
                                                           PERIOD FROM   PERIOD FROM
                                              FOR THE      JANUARY 1,    OCTOBER 21,      FOR THE         FOR THE SIX-MONTH
                                             YEAR ENDED      THROUGH       THROUGH       YEAR ENDED    PERIODS ENDED JUNE 30,
                                            DECEMBER 31,   OCTOBER 20,   DECEMBER 31,   DECEMBER 31,   -----------------------
                                                1997          1998           1998           1999          1999         2000
                                            ------------   -----------   ------------   ------------   ----------   ----------
                                                                                                             (UNAUDITED)
Cash flows from operating activities:
  Net loss................................  $(3,068,004)   (3,059,833)    (1,935,687)    (6,572,223)   (3,638,576)  (3,548,388)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Depreciation and amortization.........      689,045       502,897      1,266,823      7,478,990     3,739,495    3,375,813
    Deferred tax benefit..................           --            --             --     (2,121,255)   (1,060,628)    (785,626)
    Write-off of in-process research and
      development costs...................      546,314            --             --             --            --           --
    Loss on sale of fixed assets..........          847            --             --             --            --           --
    Changes in operating assets and
      liabilities:
      Receivables.........................      (46,819)     (675,340)       (84,422)       176,052       399,241       11,594
      Inventories.........................      (31,486)      (66,481)            --             --            --           --
      Prepaid expenses....................      (72,531)     (240,218)            --             --            --           --
      Other assets........................      (46,274)      118,192        751,594             --            --           --
      Accounts payable and accrued
        liabilities.......................       83,104       115,880       (896,218)       136,226         4,170      348,677
      Deferred revenue....................     (143,517)       78,074             --             --            --           --
                                            -----------    ----------     ----------     ----------    ----------   ----------
        Net cash used in operating
          activities......................   (2,089,321)   (3,226,829)      (897,910)      (902,210)     (556,298)    (597,930)
                                            -----------    ----------     ----------     ----------    ----------   ----------
Cash flows from investing activities:
  Acquisition of business.................     (200,000)           --             --             --            --           --
  Purchase of fixed assets................     (507,683)     (384,025)      (138,613)      (169,649)      (84,749)  (1,567,572)
  Proceeds from sale of fixed assets......        2,050            --             --             --            --           --
                                            -----------    ----------     ----------     ----------    ----------   ----------
        Net cash used in investing
          activities......................     (705,633)     (384,025)      (138,613)      (169,649)      (84,749)  (1,567,572)
                                            -----------    ----------     ----------     ----------    ----------   ----------
Cash flows from financing activities:
  Changes in due to/from parent...........           --            --        884,518      1,158,589       594,655    2,050,727
  Net borrowings (payments) on line of
    credit................................      483,024      (483,024)            --             --            --           --
  Net borrowings (payments) on equipment
    loans.................................       (4,925)        7,934             --             --            --           --
  Repurchase and retirement of stock......      (28,646)           --             --             --            --           --
  Proceeds from issuance of common and
    preferred stock.......................       79,239     3,771,308             --             --            --           --
                                            -----------    ----------     ----------     ----------    ----------   ----------
        Net cash provided by financing
          activities......................      528,692     3,296,218        884,518      1,158,589       594,655    2,050,727
                                            -----------    ----------     ----------     ----------    ----------   ----------
Effect of foreign exchange rate changes on
  cash....................................      (19,210)       29,182             --             --            --           --
                                            -----------    ----------     ----------     ----------    ----------   ----------
Net (decrease) increase in cash...........   (2,285,472)     (285,454)      (152,005)        86,730       (46,392)    (114,775)
Cash at beginning of period...............    2,815,895       530,423        244,969         92,964        92,964      179,694
                                            -----------    ----------     ----------     ----------    ----------   ----------
Cash at end of period.....................  $   530,423       244,969         92,964        179,694        46,572       64,919
                                            ===========    ==========     ==========     ==========    ==========   ==========
Supplemental disclosure of cash flow
  information -- cash paid during the year
  for interest............................  $    92,885            --             --             --            --           --
Supplemental disclosure of significant
  noncash transactions:
  Dividend to parent for deferred tax
    assets utilized by parent.............  $        --            --             --      3,764,280     1,882,140      489,820
  Contribution of 3Name3D.................           --            --      1,285,000             --            --           --
  Common and preferred stock issued to
    acquire ThinkFish.....................  $   267,482            --             --             --            --           --


          See accompanying notes to consolidated financial statements.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


            DECEMBER 31, 1998 AND 1999 AND JUNE 30, 2000 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) Business and Basis of Presentation

     Viewpoint Digital, Inc. and subsidiaries, formerly Viewpoint Datalabs International, Inc. and subsidiaries (collectively, Viewpoint or the Company) develops and markets three-dimensional computer graphic models (3D images). Sales consist of 3D images from the Company's published catalog and customized 3D images designed based on customer specifications. The Company's sales are primarily to domestic animators, as well as animators in the Far East and Europe.


     On October 20, 1998, 100 percent of the then outstanding preferred and common stock plus certain outstanding stock options of Viewpoint DataLabs International, Inc. were acquired by Computer Associates International, Inc. (the Parent) for total consideration of $41.6 million consisting of $40.8 million in cash and $800,000 in assumed debt. The Company prior to and including October 20, 1998 is referred to as the "Predecessor." The Company after October 20, 1998 is referred to as the "Successor."


     Concurrent with the acquisition, all outstanding debt of the Company was retired. The total purchase price and final allocation among the tangible and identifiable intangible assets and liabilities acquired, and goodwill is summarized as follows:

Working capital.............................................  $ 1,249,000
Fixed assets................................................    1,026,000
Intangible assets:
  Core technology...........................................    8,515,000
  Workforce-in-place........................................    1,798,000
  Goodwill..................................................   28,992,000
                                                              -----------
  Total purchase price......................................  $41,580,000
                                                              ===========

     As a result of the change in ownership and control, the accompanying consolidated financial statements are presented on a "push-down accounting" basis for the Successor periods. Accordingly, the purchase price has been allocated to the Company's tangible net assets, identifiable intangible assets and goodwill based upon their estimated fair values at the date of acquisition.

     Subsequent to the acquisition, the Company changed its name from Viewpoint DataLabs International, Inc. to Viewpoint Digital, Inc.


     On October 20, 1998, the Parent also completed its acquisition of 100 percent of the outstanding common stock of Yglesias, Wallock, Divekar, Inc. dba 3Name3D. 3Name3D developed and sold graphical objects software for use in a variety of software products. The Parent had previously acquired partial ownership interests of 3Name3D in March 1997 and again in September 1998. The total consideration paid by the Parent to acquire 100 percent of the common stock of 3Name3D was approximately $1.3 million. Of the total purchase price, $300,000 was allocated to tangible assets acquired and liabilities assumed and the remainder was allocated to goodwill. Immediately subsequent to the acquisition of 3Name3D, the net assets and operations of 3Name3D were merged with and into Viewpoint and 3Name3D was dissolved. The acquisition of 3Name3D has been recorded as a contribution of capital in the accompanying consolidated statements of stockholder's equity.


     The consolidated financial statements for the Successor and Predecessor periods include the financial statements of Viewpoint and its wholly-owned subsidiaries Viewpoint Digital Limited and ThinkFish Acquisition Company. All significant intercompany balances and transactions have been eliminated in consolidation.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES

  (b) Unaudited Interim Periods

     The interim financial statements as of June 30, 2000 and for the six months ended June 30, 1999 and 2000 are unaudited. These interim consolidated financial statements have been prepared on the same basis as the financial statements included herewith. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the interim consolidated financial statements, have been included. The results of the consolidated operations for the interim periods are not necessarily indicative of the results for the entire fiscal year.

  (c) Revenue Recognition

     Revenues from the sale of 3D images from the Company's published catalog are recognized upon product delivery. Revenues from the sale of 3D images customized by the Company to customer specifications are recognized using the percentage-of-completion method based on costs incurred relative to total estimated costs.

  (d) Property and Equipment

     Property and equipment are stated at cost, less accumulated depreciation. Depreciation of equipment and leasehold improvements is calculated using the straight-line method over the assets' estimated useful lives, which ranges from two to seven years.

  (e) Software Development Costs

     Certain software development costs may be capitalized once technological feasibility is established, which is defined by the Company as the completion of a working model of the software. However, no costs have been capitalized to date as the time period between technological feasibility and the availability of the product for sale to customers is so short that the impact on the consolidated financial statements for all periods presented is not material.

  (f) Goodwill and Other Intangible Assets

     Goodwill and other intangible assets consist primarily of goodwill and other identifiable intangible assets recorded in connection with the acquisition of the Company by the Parent on October 20, 1998. Core technology, workforce-in-place, and goodwill are being amortized on a straight-line basis over the periods of expected benefit of five years, four years, and seven years, respectively.

     The carrying value of goodwill and other intangible assets is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the goodwill or other intangible assets may not be recoverable. The Company assesses the recoverability of goodwill and other intangible assets by determining whether the amortization of goodwill and other intangible assets over their remaining lives can be recovered through undiscounted future operating cash flows of the business. The amount of impairment, if any, is measured based on projected discounted operating cash flows compared to the carrying value of the intangible assets. No impairment has been recorded by the Company related to goodwill and other intangible assets.

  (g) Accounts Payable and Accrued Expenses

     Accounts payable and accrued expenses consist of the following at December 31, 1998 and 1999:

                                                                1998       1999
                                                              --------    -------
Accrued commissions.........................................  $ 51,000     91,000
Royalties payable...........................................    60,000     87,000

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES

                                                                1998       1999
                                                              --------    -------
Accrued compensation........................................    57,000     51,000
Accrued legal...............................................    20,000     22,000
Accrued vacation............................................    30,000     28,000
Accrued technology costs....................................    67,000     34,000
Other.......................................................    44,000    152,226
                                                              --------    -------
                                                              $329,000    465,226
                                                              ========    =======

  (h) Income Taxes

     Subsequent to the acquisition of the Company on October 20, 1998, the Company has been included in the consolidated federal tax return of the Parent. For financial reporting purposes during the Successor period, the Company has recognized income tax benefits and provided required disclosures as if it were filing a separate return. The tax assets utilized by the Parent on the consolidated income tax return will not be reimbursed by the Parent to the Company and, accordingly, the Company has recorded these amounts as dividends.

     The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities, and their respective tax bases, operating losses, and tax credit carryforwards. Deferred tax assets and deferred tax liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  (i) Fair Values of Financial Instruments

     The fair values of the Company's accounts receivable and accounts payable and accrued expenses approximated their carrying values for all periods presented.

  (j) Use of Estimates

     Management of the Company has made a number of estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

  (k) Stock Option Plan

     The Company has adopted the footnote disclosure provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation (SFAS 123). SFAS 123 encourages entities to adopt a fair-value based method of accounting for and measuring compensation expense related to stock options. However, SFAS 123 allows entities to continue to measure compensation expense for stock-based plans using the intrinsic-value based method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25). The Company has elected to continue to account for stock-based compensation plans using the provisions of APB 25. Pro forma footnote disclosure of net loss has been made as if the fair-value based method of accounting defined in the statement had been applied.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES

  (l) Recent Accounting Pronouncements

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), that establishes new accounting and reporting standards for companies to report information about derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. For a derivative not designated as a hedging instrument, changes in the fair value of the derivative are recognized in earnings in the period of change. The Company will adopt SFAS 133 on January 1, 2001. Management does not believe the adoption of SFAS 133 will have a material effect on the Company's consolidated results of operations, financial position or liquidity.

     In December 1999, the Securities and Exchange Commission staff released Staff Accounting Bulletin No. 101, Revenue Recognition, (SAB 101) to provide guidance on the recognition, presentation and disclosure of revenue in financial statements; however, SAB 101 does not change existing literature on revenue recognition. The Company will adopt SAB 101 during the quarter ended December 31, 2000. The Company believes that its current revenue recognition policy is in compliance with this guidance; however, the Company continues to evaluate the impact, if any, of SAB 101 and any possible, subsequent interpretations of SAB 101 on the Company's policies and procedures.

     The FASB issued Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation -- an Interpretation of APB Opinion No. 25 (FIN 44) in March 2000. The interpretation clarifies the application of APB 25 for only certain issues such as the following: (a) the definition of employee for purposes of applying APB 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The Company will adopt FIN 44 on July 1, 2000. Management does not believe that the interpretation will have a material effect on the Company's consolidated results of operations, financial position or liquidity.

  (m) Comprehensive Loss

     For the period from October 21, 1998 through December 31, 1998 and the year ended December 31, 1999, comprehensive loss was equivalent to net loss as reported on the accompanying consolidated statements of operations.

  (n) Operating Segments

     The Company operates in one line of business, the development and sale of 3D images. As such, the Company has only one reportable operating segment as defined by Statement of Financial Accounting Standards No. 131, Disclosures About Segments of an Enterprise and Related Information.

(2) BUSINESS ACQUISITION

     On June 11, 1997, the Company acquired ThinkFish, Inc. (ThinkFish) for $200,000 cash, 334,521 shares of common stock and 107,823 shares of Series C preferred stock. The common stock and Series C preferred stock issued in connection with the acquisition were valued at $100,356 and $167,126, respectively. ThinkFish develops and markets graphics software.

     The Company accounted for the ThinkFish acquisition using the purchase method of accounting. Accordingly, the purchase price was allocated, based on estimated fair value, to the net tangible assets and identifiable intangible assets which included in-process research and development projects that had not reached technological feasibility. The excess of the purchase price over the fair value of the acquired net

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES tangible and identifiable intangible assets was recorded as goodwill and is being amortized over five years. The amount allocated to in-process research and development projects was expensed in 1997.

     The allocation of the purchase price is summarized as follows:


Assets acquired.............................................  $  20,858
Liabilities assumed.........................................   (306,256)
Goodwill and other intangibles..............................    206,566
Expensed in-process research and development................    546,314
                                                              ---------
Total purchase price (estimated market value of stock issued as consideration, and cash consideration).................  $ 467,482
                                                              =========


     The results of operations of ThinkFish since June 11, 1997 have been included in the accompanying consolidated statements of operations. Assuming the acquisition of ThinkFish had occurred at January 1, 1997, the Company's unaudited pro forma condensed consolidated revenues and net loss, exclusive of nonrecurring charges including in-process research and development projects, for the year ended December 31, 1997 would have been approximately $7,582,360 and $(3,368,457), respectively.

(3) INCOME TAXES

     Income tax benefit attributable to income from continuing operations for the periods ended December 31, 1997, October 20, 1998, and December 31, 1998 was zero. For the year ending December 31, 1999 income tax benefit consists of the following:

                                                                ALLOCATION TO
                                       CURRENT     DEFERRED       GOODWILL         TOTAL
                                       --------    ---------    -------------    ---------
US federal and state.................  $841,700    1,577,855      (298,300)      2,121,255
                                       ========    =========      ========       =========

     The deferred tax assets were reduced for net operating losses utilized by the Parent in the amount of $2,922,580. Additionally, the Parent utilized $841,700 of tax benefit for net operating losses generated during 1999. All net operating losses utilized by the Parent were recorded by the Company as a dividend.

     Income tax benefit attributable to losses from continuing operations differed from the amounts computed by applying the U.S. federal tax rate of 35 percent to pretax loss from operations as a result of the following:

                                                PREDECESSOR                    SUCCESSOR
                                         --------------------------   ---------------------------
                                                          FOR THE       FOR THE
                                                        PERIOD FROM   PERIOD FROM
                                           FOR THE      JANUARY 1,    OCTOBER 21,      FOR THE
                                          YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                         DECEMBER 31,   OCTOBER 20,   DECEMBER 31,   DECEMBER 31,
                                             1997          1998           1998           1999
                                         ------------   -----------   ------------   ------------
Computed "expected" tax benefit........   $1,074,000     1,071,000       677,000       3,043,000
Nondeductible goodwill amortization....           --            --      (242,000)     (1,449,000)
Change in valuation allowance..........   (1,074,000)   (1,071,000)     (462,000)        462,000
Other..................................           --            --        27,000          65,255
                                          ----------    ----------      --------      ----------
                                          $       --            --            --       2,121,255
                                          ==========    ==========      ========      ==========

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1998 and 1999 are as follows:

                                                                 1998          1999
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $4,542,580     1,620,000
  Less: valuation allowance.................................    (759,905)           --
                                                              ----------    ----------
     Net deferred tax assets................................   3,782,675     1,620,000
Deferred tax liabilities -- identifiable intangible
  assets....................................................  (3,782,675)   (2,964,725)
                                                              ----------    ----------
     Net deferred tax liability.............................  $       --    (1,344,725)
                                                              ==========    ==========

     For the year ended December 31, 1999, the Parent utilized $9,906,000 of the Company's net operating loss carryforwards to offset taxable income at the consolidated Parent level. At December 31, 1999, the Company has net operating loss carryforwards for federal income tax purposes of $4,263,000 which are available to offset future taxable income, if any, through 2019.

     Under the rules of the Tax Reform Act of 1986, the Company has undergone changes of ownership and, consequently, the availability of the Company's net operating loss carryforwards in any one year is limited. The maximum amount of carryforwards available in a given year is limited to the product of the Company's value on the date of ownership change and the federal long-term tax-exempt rate, plus any limited carryforward not utilized in prior years. Management believes that these limitations will not prevent these net operating losses from being utilized.

(4) RELATED PARTY TRANSACTIONS

     Since its acquisition on October 20, 1998, most of the Company's administrative functions have been provided for and administered by the Parent. Costs such as payroll, employee benefits, rent and other general and administrative expenditures are paid on the Company's behalf by the Parent and recorded as an increase to the due to parent account. The due to parent account is reduced by cash remitted to the Parent on collections of the Company's sales.

     Included in the accompanying consolidated statement of operations for the year ended December 31, 1999, are sales and gross profit to the Parent of approximately $863,000 and $345,000, respectively. No significant sales were made to the Parent in 1997 or 1998.

(5) CAPITAL STOCK

     Prior to October 20, 1998, the Company had authorized capital of 13,680,000 shares of preferred stock and 18,003,000 shares of common stock, all with a par value of $0.01 per share. The preferred stock was designated as follows:
3,970,000 shares of Series A preferred stock, 2,360,000 shares of Series B preferred stock, 4,750,000 shares of Series C preferred stock, and 2,600,000 shares of Series D preferred stock. All issued and outstanding preferred and common stock was acquired by the Parent on October 28, 1998.

     The preferred stock was convertible, at the option of the stockholder, into common stock based on a conversion rate equal to the original issue price divided by the conversion price. Holders of preferred stock were entitled to the same voting rights as the common stock into which the shares were convertible. Dividends were payable only when declared by the Board of Directors.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES

(6) STOCK-BASED COMPENSATION PLAN

     In 1996, the Company adopted a stock option plan (the Plan) pursuant to which the Company's Board of Directors could grant stock options to officers and key employees. An aggregate of 3,300,000 shares of common stock were authorized for issuance under this Plan. Stock options were granted with an exercise price equal to the stock's fair market value at the date of grant. The number of shares, terms, and exercise and vesting period were determined by the Board of Directors on an option-by-option basis.


     The Plan contained an early exercise provision which allowed employees the ability to exercise their options prior to vesting. Shares issued under this provision were considered restricted shares until vested. Stock options generally vest 25 percent one year from the date of grant and 1/48 per month thereafter. If employees leave prior to shares vesting, the Company would buy back the unvested shares at the exercise price paid by the employee. Accordingly, all of the common shares issued under these exercises were considered restricted shares. In connection with the acquisition on October 20, 1998, the Parent acquired all issued and outstanding restricted shares of common stock.



     In connection with the acquisition on October 20, 1998, the Parent acquired all stock options granted prior to June 30, 1997 and all vested options granted subsequent to June 30, 1997. Unvested options were converted into a phantom stock option program (Phantom Program). Under the Phantom Program, unvested options vest and are exercisable 50 percent on the first anniversary of the acquisition and 50 percent on the second anniversary of the acquisition. The unvested options retained the same exercise price and will be settled through a payment of cash. Employees who leave the Company forfeit any remaining unvested options. The Company paid $339,000 during the year ended December 31, 1999, relating to the first anniversary payment under the Phantom Program, which was recorded as compensation expense ratably over the period of service. The Company expects to pay approximately $300,000 in October 2000 related to the second anniversary payment.


     A summary of stock option activity for the year ended December 31, 1997 and the period from January 1, through October 20, 1998 is as follows:


                                                                      FOR THE PERIOD FROM
                                     FOR THE YEAR ENDED               JANUARY 1, THROUGH
                                      DECEMBER 31, 1997                OCTOBER 20, 1998
                                -----------------------------    -----------------------------
                                NUMBER OF    WEIGHTED-AVERAGE    NUMBER OF    WEIGHTED-AVERAGE
                                 SHARES       EXERCISE PRICE      SHARES       EXERCISE PRICE
                                ---------    ----------------    ---------    ----------------
Options outstanding at
  beginning of year...........   935,500          $0.10            860,527         $0.18
Granted.......................   847,628           0.18            646,000          0.30
Exercised.....................  (783,831)          0.10            (74,106)         0.20
Forfeited.....................  (138,770)          0.11            (61,421)         0.30
                                --------                         ---------
Options outstanding at end of
  period......................   860,527          $0.18          1,371,000         $0.23
                                ========          =====          =========         =====


     Of the 1,371,000 options outstanding at October 20, 1998, approximately 591,000 options were acquired by the Parent at a price equivalent to $1.81, less the respective exercise price for the option. The cost of acquiring these options has been included in the purchase price. The remaining 780,000 options were converted to the Phantom Program as discussed above.

     The per share weighted-average fair value of options granted during 1997 and 1998 was $0.01 and $0.08, respectively. At December 31, 1997 and October 20, 1998, the weighted-average remaining contractual life of outstanding options was
9.3 and 9.0 years, respectively.

                    VIEWPOINT DIGITAL, INC. AND SUBSIDIARIES

     The Company accounted for this Plan under APB 25 under which no compensation cost had been recognized. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS 123, the Company's net loss in 1997 and for the period from January 1, through October 20, 1998 would have been increased to the pro forma amount indicated below:

                                                                                FOR THE
                                                                                PERIOD
                                                                                 FROM
                                                              FOR THE YEAR    JANUARY 1,
                                                                 ENDED          THROUGH
                                                              DECEMBER 31,    OCTOBER 20,
                                                                  1997           1998
                                                              ------------    -----------
Net loss
As reported.................................................   $3,068,004      3,059,833
Pro forma...................................................    3,084,215      3,083,218

     The fair value of each option grant was estimated on the date of grant using the Black Scholes option-pricing model with the following weighted-average assumptions: expected dividend yield of zero percent; expected volatility of zero percent; risk-free interest rate of 6.32 percent in 1997 and 6.50 percent in 1998, and an expected life of five years. Stock option information for the Successor periods is not shown as all outstanding stock options were acquired or converted to the Phantom Program on the date of acquisition, as discussed above.

(7) GEOGRAPHIC INFORMATION

     The following geographic net sales information reflects the country of origin from which customer orders are received:

                                            PREDECESSOR                     SUCCESSOR
                                    ---------------------------    ----------------------------
                                                      FOR THE        FOR THE
                                                    PERIOD FROM    PERIOD FROM
                                      FOR THE       JANUARY 1,     OCTOBER 21,       FOR THE
                                     YEAR ENDED       THROUGH        THROUGH        YEAR ENDED
                                    DECEMBER 31,    OCTOBER 20,    DECEMBER 31,    DECEMBER 31,
                                        1997           1998            1998            1999
                                    ------------    -----------    ------------    ------------
United States.....................   $5,925,839      4,120,277        692,469       5,790,199
Europe............................      698,311        961,871        192,374       1,373,105
Asia..............................      388,512        471,248         94,250         619,280
Other.............................      420,526        415,242         83,267         501,315
                                     ----------      ---------      ---------       ---------
                                     $7,433,188      5,968,638      1,062,360       8,283,899
                                     ==========      =========      =========       =========

     All of the Company's long-lived assets are located in the United States.

(8) SUBSEQUENT EVENT

     In September 2000, the Parent entered into an agreement to sell all of the issued and outstanding common stock of the Company to MetaCreations Corporation for consideration consisting of $10.0 million in cash, two notes payable in the amounts of $15.0 million each, and 715,000 common shares of MetaCreations Corporation. One of the notes payable matures in June 2001 and the other matures in March 2002. Both notes may be reduced if the Company does not achieve certain sales, income (excluding amortization of goodwill and other intangible assets) and employee retention results.

                                                                         ANNEX A

                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT, dated as of August 10, 2000 (this "Agreement"), by and between METACREATIONS CORPORATION, a Delaware corporation (the "Company") and COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("Computer Associates"), with reference to the following:


     A. Computer Associates owns 4,800,000 shares (the "Metastream Shares") of common stock, par value $0.00001 per share, of Metastream Corporation, a Delaware corporation ("Metastream").



     B. The Company, currently the holder of 19,200,000 shares of common stock, par value $0.00001 per share, of Metastream, desires to acquire the Metastream Shares in exchange for 5,520,000 newly-issued shares (the "Company Shares") of common stock, par value $0.001 per share of the Company ("Common Stock"), and Computer Associates desires to acquire the Company Shares in exchange for the Metastream Shares.


     NOW, THEREFORE, in consideration of the obligations and agreements contained herein, the parties hereto agree as follows:

                                   SECTION 1

                           CLOSING DATES; DELIVERIES


     1.1 Closing. The closing (the "Closing") of the exchange of the Metastream Shares for the Company Shares pursuant to this Agreement shall take place at the offices of MetaCreations, at 10:00 a.m. local time, as soon as reasonably practicable after the satisfaction of the conditions described in Sections 6 and 7 hereof (the "Closing Date").


     1.2 Deliveries. At the Closing, the parties shall make the following deliveries:


          (a) Share Certificates. The Company shall deliver to Computer Associates a certificate representing the Company Shares, which shall be delivered and accepted against delivery by Computer Associates to the Company of a certificate or certificates representing the Metastream Shares.


          (b) Registration Rights Agreement. The Company and Computer Associates shall execute and deliver the Registration Rights Agreement in substantially the form of Exhibit A hereto (the "Registration Rights Agreement").

          (c) Secretary's Certificate. The Company shall deliver to Computer Associates a certificate executed by its Secretary, certifying, as appropriate, to (i) resolutions adopted by the Board of Directors of the Company authorizing the transactions contemplated by this Agreement and the Registration Rights Agreement and (ii) such other proceedings relating to the authorization, execution and delivery of this Agreement and the Registration Rights Agreement as may be reasonably requested by Computer Associates.

     (d) Disclosure Schedule. The Company shall deliver to Computer Associates a Disclosure Schedule setting forth exceptions and certain other information with respect to the representations and warranties of the Company made in
Section 2 hereof (the "Disclosure Schedule").

     (e) Consents and Approvals. The Company shall deliver to Computer Associates copies of all consents, permits and waivers, if any, necessary or appropriate to effect the transactions contemplated hereby.

                                   SECTION 2

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Computer Associates that, except as will be set forth on the Disclosure Schedule:

     2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as it is now being conducted or proposed to be conducted. The Company is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction where it owns or leases real property or maintains employees or where the nature of its activities make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

     2.2 Corporate Power. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

     2.3 Capitalization. The authorized capital stock of the Company consists of 80,000,000 shares, of which 75,000,000 are designated as Common Stock and of which 5,000,000 are designated as preferred stock, $0.001 par value per share. As of July 26, 2000, 27,865,636 of the authorized shares of Common Stock have been issued and are outstanding and approximately 6,000,000 of the authorized shares of Common Stock have been reserved for issuance to employees, officers, directors and consultants of the Company upon the exercise of options pursuant to the Company's stock option plans. Upon issuance to Computer Associates in accordance with the terms and conditions of this Agreement, the Company Shares will be duly and validly issued and outstanding, will be fully paid and nonassessable with no personal liability attaching to the ownership thereof, will not be subject to preemptive or similar rights of stockholders of the Company or others, will be free of any liens, claims or encumbrances of the Company and free of restrictions on transfer other than as set forth in this Agreement or the Registration Rights Agreement or under applicable state and federal securities laws.

     2.4 Authorization. The Company has full corporate power and authority to enter into this Agreement and the Registration Rights Agreement, subject to obtaining the Company Stockholders' Approval (as defined in Section 4.1), to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of the Company, the Board of Directors of the Company has recommended adoption of this Agreement by the stockholders of the Company and directed that this Agreement be submitted to the stockholders of the Company for their consideration, and no other corporate proceedings on the part of the Company or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, other than obtaining the Company Stockholders' Approval. This Agreement has been duly and validly executed and delivered by the Company and, subject to the obtaining of the Company Stockholders' Approval, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     2.5 Financial Information. Copies of the Company's audited balance sheet, dated December 31, 1999 (the "Balance Sheet"), and the related statements of operations and cash flows for the period from January 1, 1999 through December 31, 1999 (collectively, the "Financial Statements") have been delivered to Computer Associates and, (i) present fairly in all material respects the financial position, results of operations and cash flow of the Company as of such date and for such period, (ii) have been compiled from the books and records of the Company and its Subsidiaries, and (iii) have been prepared in accordance with generally accepted accounting principles, consistently applied.

     2.6 Absence of Conflicts. The execution, delivery, and performance of, and compliance with this Agreement and the Registration Rights Agreement, the issuance and exchange of the Company Shares, and the consummation of the transactions contemplated hereby and thereby, have not and will not: (i) violate, conflict with or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien upon any of the material assets, properties or business of the Company under, any of the terms, conditions or provisions of (x) the Certificate of Incorporation or the Bylaws of the Company, or (y) any material indenture, loan agreement or other contract of the Company; or (ii) violate any judgment, ruling, order, writ, injunction, award, decree, or any law or rule of any federal, state, county or local government or any other governmental, regulatory or administrative agency or authority which is applicable to the Company or any of its assets, properties or businesses; or (iii) result in the suspension, revocation, impairment, forfeiture, or non-renewal of any Permit that is material to the Company, which individually or in the aggregate as to the items set forth in clauses (i), (ii) or (iii) above would have a Material Adverse Effect.

     2.7 Governmental Consent. No consent, approval, authorization, declaration, notification, or filing with any governmental authority on the part of the Company is required in connection with the execution, delivery and performance of this Agreement or the Registration Rights Agreement or the issuance and exchange of the Company Shares or the consummation of any other transaction contemplated hereby or by the Registration Rights Agreement, except for filing and qualification (or the taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Company Shares under applicable federal and state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner; provided, however, that solely with respect to federal and state securities laws, the representations and warranties provided in this Section 2.7 shall be subject to the accuracy of the representations of Computer Associates set forth in Section 3 hereof.

     2.8 Offering. Subject to the truth and accuracy of Computer Associates's representations and warranties set forth in this Agreement, the offer of the Company Shares as contemplated by this Agreement is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

     2.9 Disclosure. No representation or warranty of the Company contained in this Agreement, the Disclosure Schedule, the Registration Rights Agreement, or any certificate furnished or to be furnished to Computer Associates at the Closing contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which they were made.

     2.10 SEC Reports. The Company will deliver to Computer Associates, prior to the Closing Date, a true and complete copy of each form, report (including but not limited to the Annual Report of the Company on SEC Form 10-K for the period ending December 31, 1999), schedule, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by the Company or any of its Subsidiaries with the SEC during the period from January 1, 2000 through and including the day immediately prior to the Closing Date (as such documents have since the time of their filing been amended or supplemented, the "Company SEC Reports"), which are all the documents (other than preliminary material) that the Company and its Subsidiaries were required to file with the SEC since January 1, 2000. As of their respective dates, the Company SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), or the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.11 Brokers or Finders. Computer Associates has not incurred and will not incur, directly or indirectly, through the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                   SECTION 3

             REPRESENTATIONS AND WARRANTIES OF COMPUTER ASSOCIATES

     Computer Associates hereby represents and warrants to the Company as follows:

     3.1 Investment. Computer Associates is, and will be, acquiring the Company Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Computer Associates understands that the Company Shares have not been, and will not be, registered under the Securities Act or the securities laws of any state by reason of exemptions from the registration provisions of the Securities Act and such laws which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of Computer Associates' representations as expressed herein.

     3.2 Access to Data. Computer Associates has had an opportunity to discuss the Company's business, management, and financial affairs with the Company's management and has had the opportunity to review the Company's respective facilities and business plans. Computer Associates has also had an opportunity to ask questions of officers of the Company, which questions were answered to Computer Associates's satisfaction. Computer Associates acknowledges that it has had an opportunity to conduct its own independent due diligence investigation of the Company.


     3.3 Authorization. All corporate action on the part of Computer Associates and its stockholders necessary for the authorization, execution, delivery, and performance of this Agreement and the Registration Rights Agreement by Computer Associates, the exchange and delivery of the Viewpoint Shares and the performance of all of Computer Associates' obligations hereunder and under the Registration Rights Agreement have been taken. Each of this Agreement and the Registration Rights Agreement, when executed and delivered by Computer Associates, will constitute a valid and legally binding obligation of Computer Associates, enforceable against Computer Associates in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and by general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law.


     3.4 Brokers or Finders. The Company has incurred and will not incur, directly or indirectly, through Computer Associates, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                   SECTION 4

                            COVENANTS OF THE COMPANY

     The Company covenants and agrees with Computer Associates that, at all times from and after the date hereof until the Closing the Company will comply with all covenants and provisions of this Section 4, except to the extent Computer Associates may otherwise consent in writing.

     4.1 Company Stockholders' Approval. The Company shall, through its Board of Directors, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of voting on the adoption of this Agreement (the "Company Stockholders' Approval") as soon as reasonably practicable after the date hereof.

     4.2 Other Approvals. The Company will, and will cause its Subsidiaries to, as promptly as practicable take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to governmental or regulatory authorities or any other person required of the Company or any Subsidiary to consummate the transactions contemplated hereby and by the Registration Rights Agreement, including but not limited approval under the Hart-Scott-Rodino Antitrust

Improvements Act of 1977 (the "HSR Act"). The Company will provide prompt notification to Computer Associates when any such consent, approval, action, filing or notice referred to above is obtained, taken, made or given, as applicable, and will advise Computer Associates of any communications (and, unless precluded by law, provide copies of any such communications that are in writing) with any governmental or regulatory authority or other Person regarding any of the transactions contemplated by this Agreement or the Registration Rights Agreement.

     4.3 Conduct of Business. The Company will, and will cause its subsidiaries to conduct business only in the ordinary course. Without limiting the generality of the foregoing, the Company will, and will cause its Subsidiaries to use commercially reasonable efforts, to the extent the officers of the Company believe such action to be in bests interests of the Company and the Subsidiaries, to (a) preserve intact the present business organization and reputation of the Company and the Subsidiaries in all material respects, (b) keep available (subject to dismissals and retirements in the ordinary course of business) the services of the key officers and employees of the Company and the Subsidiaries, (c) maintain the assets and properties of the Company and the Subsidiaries in good working order and condition, ordinary wear and tear excepted, and (d) maintain the good will of key customers, suppliers and lenders and other Persons with whom the Company or any Subsidiary otherwise has significant business relationships.

     4.4 Fulfillment of Conditions. The Company will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Computer Associates contained in this Agreement and will not, and will not permit the Company or any Subsidiary to, take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                   SECTION 5

                        COVENANTS OF COMPUTER ASSOCIATES

     Computer Associates covenants and agrees with the Company that, at all times from and after the date hereof until the Closing, Computer Associates will comply with all covenants and provisions of this Section 5, except to the extent the Company may otherwise consent in writing.

     5.1 Approvals. Computer Associates will as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to governmental or regulatory authorities or any other Person required of Computer Associates to consummate the transactions contemplated hereby and by the Registration Rights Agreements, including but not limited to approval under the HSR Act. Computer Associates will provide prompt notification to the Company when any such consent, approval, action, filing or notice referred to above is obtained, taken, made or given, as applicable, and will advise the Company of any communications (and, unless precluded by law, provide copies of any such communications that are in writing) with any governmental or regulatory authority or other Person regarding any of the transactions contemplated by this Agreement or the Registration Rights Agreement.

     5.2 Fulfillment of Conditions. Computer Associates will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of the Company contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                   SECTION 6

                CONDITIONS TO OBLIGATIONS OF COMPUTER ASSOCIATES

     The obligations of Computer Associates hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company in its sole discretion):

     6.1 Company Stockholders' Approval. This Agreement and the issuance of Company Shares in accordance herewith shall have been adopted and the issuance of Company Shares in accordance herewith shall have been approved by the requisite vote of the stockholders of the Company under applicable law and under the applicable regulations of The Nasdaq Stock Market, Inc.

     6.2 Representations and Warranties. The representations and warranties made by the Company in this Agreement, taken as a whole, shall be true and correct, in all respects material to the validity and enforceability of this Agreement and the Registration Rights Agreement and to the business or condition of the Company, on and as of the Closing Date as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date.

     6.3 Performance. The Company shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by the Company at or before the Closing.

     6.4 Orders and Laws. There shall not be in effect on the Closing Date any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement.

     6.5 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any governmental or regulatory authority necessary to permit Computer Associates and the Company to perform their obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any governmental or regulatory authority necessary for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreements, including under the HSR Act, shall have occurred.

     6.6 Third Party Consents. The consents (or in lieu thereof waivers) listed in Section 6.6 of the Disclosure Schedule shall have been obtained and shall be in full force and effect.

                                   SECTION 7

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

     The obligations of the Company hereunder to issue and exchange the Company Shares are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company in its sole discretion):

     7.1 Company Stockholders' Approval. This Agreement and the issuance of Company Shares in accordance herewith shall have been adopted and the issuance of Company Shares in accordance herewith shall have been approved by the requisite vote of the stockholders of the Company under applicable law and under the applicable regulations of The Nasdaq Stock Market, Inc.

     7.2 Representations and Warranties. The representations and warranties made by Computer Associates in this Agreement, taken as a whole, shall be true and correct in all respects material to the validity and enforceability of this Agreement and the Registration Rights Agreement and to the business or condition of the Company, on and as of the Closing Date as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date.

     7.3 Performance. Computer Associates shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Computer Associates at or before the Closing.

     7.4 Orders and Laws. There shall not be in effect on the Closing Date any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement.

     7.5 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the Company and Computer Associates to perform their obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any governmental or regulatory authority necessary for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement, including under the HSR Act, shall have occurred.

     7.6 Third Party Consents. The consents (or in lieu thereof waivers) listed in Section 7.6 of the Disclosure Schedule shall have been obtained and shall be in full force and effect.

                                   SECTION 8

                             ADDITIONAL AGREEMENTS

     8.1 Preemptive Right. If the Company shall enter into an agreement providing for the private sale or issuance of Additional Stock (as hereinafter defined) to a third party, Computer Associates shall have a right to subscribe for and purchase the number of shares of Common Stock as will permit Computer Associates to maintain its then current equity interest in the Company at the same price and on the same terms and conditions as the proposed sale to such third party (the "Preemptive Right"); provided, however, that the Preemptive Right shall expire and be of no further force and effect on the date after which the market capitalization of the Company is equal to or greater than $600,000,000 for a consecutive thirty (30) trading day period. As used herein, the term "Additional Stock" means any shares of Common Stock issued by the Company from and after the date hereof, other than: (a) Common Stock issued pursuant to a stock split or other similar transaction, (b) Common Stock or options, warrants or other rights to acquire Common Stock or securities convertible into or exchangeable for Common Stock ("Common Stock Equivalents") issued or issuable to suppliers, customers or strategic partners in connection with their entering into or maintaining a business relationship with the Company or issued or issuable as all or a portion of the purchase price of any acquisition by the Company of another business entity, in each case so long as such issuance is approved by the Board of Directors of the Company, (c) up to that number of shares of Common Stock or Common Stock Equivalents as shall equal 20% of the outstanding capital stock of the Company, issued or issuable to employees, consultants, officers or directors of the Company pursuant to an employee stock option plan, incentive stock plan or other similar arrangement approved by the Board of Directors of the Company, and (d) Common Stock issued or issuable upon conversion of Preferred Stock.

     8.2 Board Seat Nomination. For so long as Computer Associates is the beneficial owner of 10% or more (the "Minimum Percentage") of the outstanding capital stock of the Company, the Board of Directors shall, at each meeting of stockholders of the Company at which the term of any director designated by Computer Associates expires, nominate for election as a director of the Company in accordance with the Company's procedures for nomination of directors as provided for in its Bylaws, a designee of Computer Associates to stand for election for a succeeding term, and shall vote all management proxies in favor of such nominee, except for such proxies that specifically indicate to the contrary. Until such time as Computer Associates beneficially owns less than the Minimum Percentage, if any director designated by it in accordance with this
Section 8.2 shall decline or be unable to serve for any other reason, the Board of Directors shall promptly upon the request of Computer Associates nominate or elect, as the case may be, a qualified person recommended by Computer Associates to replace such designee; provided that Computer Associates shall have such right only if and to the extent consistent with the foregoing provision of this
Section 8.2. Computer

Associates shall promptly provide to the Company, as the Company may from time to time reasonably request, information regarding any of its designees for the Board of Directors, for inclusion in any form, report, schedule, registration statement, definitive proxy statement or other documents required to be filed by the Company with the Securities and Exchange Commission. At such time as Computer Associates no longer has the right to designate a director in accordance with this Section 8.2, it will cause the director designated by it to resign from the Board Directors.

     8.3 Voting. Until such time as Computer Associates beneficially owns less than the Minimum Percentage, at each meeting of stockholders of the Company, Computer Associates hereby agrees to vote all shares of capital stock of the company held by it (a) for the nominees recommended by the Board of Directors (provided such nominees include the nominee referred to in Section 8.2 above) and (b) on any proposal of the Board of Directors with respect to a Business Combination Transaction. A "Business Combination Transaction" means any merger, consolidation or other business combination including the Company or any of its Subsidiaries, or any acquisition or similar transaction (including, without limitation, a tender or exchange offer), involving the purchase of (i) all or any significant portion of the assets of the Company or any of its Subsidiaries or (ii) 20% or more of the outstanding shares of Common Stock of the Company.

     8.4 Transfers. Computer Associates hereby agrees that prior to August 10, 2001, it shall not, directly or indirectly, assign, sell, pledge, or otherwise transfer or dispose of (a "Disposition") any shares of capital stock of the Company owned (beneficially or otherwise) by it, except (i) a Disposition to an affiliate who simultaneously with such Disposition agrees in a written instrument in form and substance satisfactory to the Company to be bound by Sections 8.4 and 8.5 of this Agreement as though an original signatory hereto or
(ii) pursuant to a Business Combination Transaction approved and recommended by the Board of Directors.

     8.5 Right of First Refusal. (a) Private Sales. If, at any time between the period commencing August 10, 2001 and ending on August 10, 2003, Computer Associates desires to sell, assign or otherwise transfer Company Shares to any Person (other than in accordance with Section 8.5(b) hereof or other than to an affiliate of Computer Associates who agrees in a written instrument in form and substance satisfactory to the Company to be bound by this Section 8.5 of this Agreement), Computer Associates shall first offer to sell such Company Shares to the Company. Computer Associates shall deliver a notice (the "Sale Notice") to the Company of its intention to sell, assign or otherwise transfer such Company Shares, identifying the proposed purchaser, assignee or other transferee and indicating the price per Company Share (which must be cash), and other significant terms and conditions of the proposed sale, assignment or other transfer. For a period of 60 business days following delivery of the Sale Notice, the Company shall have the option to purchase such Company Shares upon the terms specified in the Sale Notice. If the Company does not exercise its option to purchase the Company Shares within such 60-day period, Computer Associates shall be free to sell, assign or otherwise transfer the Company Shares to the purchaser, assignee or other transferee identified in the Sale Notice at the price and on the terms and conditions therein specified for a period of 45 days. If the transfer to such purchaser, assignee or other transferee is not effected within such 45-day period, then Computer Associates must again follow the procedures set forth in this Section 8.5 in order to sell, assign or otherwise transfer such Company Shares. Any sale of Company Shares by Computer Associates to the Company in accordance with this Section 8.5(a) shall take place within ten business days following the date the option is exercised at the offices of the Company at 10:00 A.M. local time, or at such other place and time as agreed to by Computer Associates and the Company.

     (b) Public Sales. If, at any time between the period commencing August 10, 2001 and ending on August 10, 2003, Computer Associates desires to sell Company Shares on The Nasdaq Stock Market or, if Common Stock is not then trading on The Nasdaq Stock Market, on any other public stock market for Common Stock (the "Public Market"), Computer Associates shall first offer to sell such Company Shares to the Company. Computer Associates shall deliver a notice (the "Public Sale Notice") to the Company of its intention to sell Company Shares in the Public Market. For a period of seven calendar days following delivery of the Public Sale Notice, the Company shall have the option to purchase all or a portion of such Company Shares for a price per share equal to the average per share sales price of Common Stock as quoted in the National Association of Securities Dealers Automated Quotation System (or as reported in the Consolidated Last Sale Reporting System if Common Stock is not then trading on The Nasdaq Stock Market) on the day during such seven-day period that the Company delivers notice to Computer Associates of the Company's agreement to purchase such Company Shares in accordance with this Section 8.5(b). If the Company does not exercise its option to purchase such Company Shares on the terms specified in this Section 8.5(b), Computer Associates shall be free to sell the Company Shares identified in the Public Sale Notice on the Public Market for a period of 45 days. If the public sale is not effected within such 45-day period, then Computer Associates must again follow the procedures set forth in this Section 8.5(b) in order to sell such Company Shares. Any sale of Company Shares by Computer Associates to the Company in accordance with this Section 8.5(b) shall take place within ten business days following the date the option is exercised at the offices of the Company at 10:00 A.M. local time, or at such other place and time as agreed to by Computer Associates and the Company.

                                   SECTION 9

                                  TERMINATION

     9.1. Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

          (a) at any time before the Closing, by mutual written agreement of the Company and Computer Associates;

          (b) at any time before the Closing, by the Company or Computer Associates, in the event that any order or law becomes effective restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, upon notification of the non-terminating party by the terminating party;

          (c) at any time after January 31, 2001 by the Company or Computer Associates upon notification of the non-terminating party by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party.

     9.2. Effect of Termination. If this Agreement is validly terminated pursuant to Section 9.1, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of the Company or Computer Associates (or any of their respective officers, directors, employees, agents or other representatives or affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to confidentiality in
Section 10.13 and expenses in Section 10.14 will continue to apply following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 9.1(b) or (c), the Company and Computer Associates shall remain liable to each other for any willful breach of their respective obligations under Sections 4.4 and 6.2 existing at the time of such termination, and the Company and Computer Associates may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at law or in equity.

                                   SECTION 10

                               GENERAL PROVISIONS

     10.1 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to the conflicts of laws principles thereof (other than New York General Obligations Law Section 5-1401).

     10.2 Successors and Assigns; Third Party Beneficiaries. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     10.3 Entire Agreement; Amendment and Waiver. This Agreement, the Disclosure Schedule and the Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements among the parties, if any. Any term of this Agreement may be amended, and the observance of any term hereof may be waived (either generally or in a particular instance) only with the written consent of each of Computer Associates and the Company. Any amendment or waiver effected in accordance with this Section 10.3 shall be binding upon each of the parties hereto.

     10.4 Survival. The representations and warranties made herein shall survive the Closing for a period of eighteen (18) months, except that the representations and warranties in Sections 2.2, 2.3 and 2.4 shall survive indefinitely.

     10.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be (i) by facsimile, (ii) mailed by registered or certified mail, postage prepaid, (iii) delivered by reliable overnight courier service, or (iv) otherwise delivered by hand or by messenger, addressed (A) if to Computer Associates, to Computer Associates International, Inc., One Computer Associates Plaza, Islandia, New York 11788,
Attention: Tommy Bennett (Fax No.: 516-342-4866), with a copy to Computer Associates International, Inc., One Computer Associates Plaza, Islandia, New York 11788, Attention: General Counsel (Fax No.: 516-342-4866) or at such other address as Computer Associates shall have furnished to the Company in writing,
(B) if to the Company, to MetaCreations Corporation, 498 Seventh Avenue, Suite 1810, New York, N.Y. 10018, Attention: Chief Executive Officer (Fax No.:
646-485-9101) with a copy to MetaCreations Corporation, 498 Seventh Avenue, Suite 1810, New York, N.Y. 10018, Attention: General Counsel (Fax No.:
646-485-9211) or at such other address as the Company shall have furnished to Computer Associates in writing. All such notices and communications shall be effective (x) on the date of transmission if delivered by facsimile with transmission confirmed by telecopier-generated receipt and followed by mail delivery in accordance with clause (ii) above, (y) on the day of delivery if delivered by hand or by registered or certified mail, and (z) on the day following deposit thereof with a reliable overnight courier service if delivered thereby.

     10.6 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     10.7 References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Agreement.

     10.8 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The court in its discretion may substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

     10.9 Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

     10.10 Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which, when taken together, shall constitute one instrument. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

     10.11 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings unless the context otherwise required:

          (a) "Person" means any individual, corporation, general or limited partnership, limited liability company, limited liability partnership, firm, joint venture, association, enterprise, joint stock company, trust, business trust, unincorporated organization or other entity.

          (b) "Subsidiary" means any Person as to which the Company directly or indirectly, owns or has the power to vote, or to exercise a controlling influence with respect to, fifty percent (50%) or more of the securities of any class of such Person, holders of which class are entitled to vote for the election of directors (or persons performing similar functions) of such Person.

     10.12 Restrictive Legends. (a) Each certificate representing (i) Company Shares and (ii) any other securities issued or issuable, directly or indirectly, in respect of any of the Company Shares or any shares issued upon conversion or exchange of the Company Shares, upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event, shall (unless otherwise permitted by the provisions of this Section 10.12) be stamped or otherwise imprinted with a legend in substantially the following form to the extent applicable (in addition to any legend(s) required under applicable state securities laws):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE TRANSFER OF SUCH SECURITIES IS ALSO RESTRICTED PURSUANT TO THE EXCHANGE AGREEMENT DATED AS OF AUGUST 3, 2000, AS AMENDED FROM TIME TO TIME, INCLUDING SECTIONS 8.4 AND 8.5 THEREOF.

     Computer Associates and any subsequent holder of the Company Shares consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer described in this Section 10.12.

     (b) The Company shall reissue promptly certificates without the foregoing legend at the request of Computer Associates if Computer Associates shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend or, as to the second sentence thereof, the applicable provisions of this Agreement have terminated and no longer require such legend. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal or an opinion of counsel reasonably satisfactory to the Company to the effect that any such applicable state securities legends or stop-transfer instructions are not required and may be removed.

     10.13 Confidentiality. Computer Associates agrees to keep confidential any confidential or proprietary information provided to it by the Company pursuant to this Agreement or the Registration Rights Agreement, in the Disclosure Schedule or otherwise, and further agrees that it will use such information solely for purposes related to its investment in the Company; provided, however, that (i) any of such information may be disclosed to Computer Associates' partners, directors, officers, employees, investment advisor, attorneys, accountants, consultants and other professionals who need to know such information (it being understood that such partners, directors, officers, employees, investment advisor, attorneys, accountants, consultants and other professionals shall be informed by Computer Associates of the confidential nature of such information and shall be directed to treat such information confidentially), (ii) any of such information may be disclosed, to any prospective holder of the Company Shares as long as such prospective Computer Associates agrees in writing to be bound by the confidentiality provisions of this Section, (iii) any such information may be disclosed following prior notice if (A) required by subpoena, applicable law, regulation, regulatory body, administrative order, stock exchange rules or any listing or trading agreement, and (iv) disclosure of such information may be made with respect to which the Company consents in writing. The provisions of this Section 10.13 shall not apply to information which (x) is already known to Computer Associates, (y) is or becomes generally available to the public other than as a result of disclosure by the partners, directors, officers, employees, agents or advisors of Computer Associates, or (z) becomes available to Computer Associates on a non-confidential basis from a source other than the Company, provided that such source is not known by Computer Associates to be bound by an obligation of confidentiality or secrecy to the Company.

     10.14 Legal Fees and Expenses. Each party hereto shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation of this Agreement and the transactions contemplated hereby.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                          METACREATIONS CORPORATION

                                          By: /s/ JAMES A. ABATE
                                            ------------------------------------
                                            Name: James A. Abate
                                            Title: Chief Financial Officer

                                          COMPUTER ASSOCIATES INTERNATIONAL,
                                          INC.

                                          By: /s/ STEVEN M. WOGHIN
                                            ------------------------------------
                                            Name: Steven M. Woghin
                                            Title: Senior Vice President

                                                                         ANNEX B

August 21, 2000

To The Board of Directors
  MetaCreations Corporation

Ladies and Gentlemen:


     We understand that MetaCreations Corporation ("MetaCreations" or the "Company" hereinafter) is considering entering into a series of transactions in which it will (i) exchange (the "CA Exchange") 1.15 shares of its common stock for each share of Metastream Corporation ("Metastream") owned by Computer Associates International, Inc. (ii) exercise certain exchange rights resulting in the exchange (the "Preferred Exchange") of Metastream Preferred Stock for shares of MetaCreations common stock at a to be determined exchange ratio subject to a minimum of 1.15 shares of MetaCreations common stock per share of Metastream preferred stock, and (iii) merge (the "Merger") Metastream into MetaCreations with MetaCreations being the surviving entity and in which shareholders of Metastream will receive 1.15 shares of MetaCreations common stock. The CA Exchange and the Preferred Exchange are referred to collectively as the Exchange. The Exchange, the Merger and the other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."


     You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Company's underlying business decision to effect the Transaction. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

     In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

          1. reviewed the Company's annual reports to shareholders and on Form 10-K for the fiscal years ended December 31, 1998 and 1999 (as amended), and quarterly reports on Form 10-Q for the quarters ended March 31, 2000 (as amended) and June 30, 2000, which the Company's management has identified as being the most current financial statements available;

          2. reviewed copies of the following agreements:


             (i) Subscription Agreement among Metastream Corporation, the Company and Computer Associates International, Inc. dated June 30, 1999;



             (ii) Shareholders' Agreement among Metastream, the Company and Computer Associates International, Inc. dated June 30, 1999;


             (iii) Registration Rights Agreement between MetaStream Corporation and Computer Associates International, Inc. dated June 30, 1999;

             (iv) License and Services Agreement between America Online, Inc. and MetaStream Corporation;


             (v) Amended and Restated Series A Preferred Stock Purchase Agreement among the Company, Metastream and America Online, Inc. dated as of June 12, 2000;



             (vi) Exchange Agreement among the Company, Metastream and America Online, Inc. dated as of June 12, 2000;



             (vii) Registration Rights Agreement among the Company, Metastream and America Online, Inc. dated as of June 12, 2000;



             (viii) Series B Preferred Stock Purchase Agreement among the Company, Metastream and Adobe Systems Incorporated, dated July 18, 2000, with Exhibits, and;



             (ix) Amended and Restated Certificate of Incorporation of
        Metastream;

To The Board of Directors
  MetaCreations Corporation
August 21, 2000


          3. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Metastream;



          4. reviewed forecasts and projections prepared by the Company's management with respect to Metastream for the years ended December 31, 2000 through 2001;


          5. reviewed the historical market prices and trading volume for the Company's publicly traded securities;


          6. reviewed certain other publicly available financial data for certain companies that we deem comparable to Metastream and certain transactions we deem comparable to the Transaction; and


          7. conducted such other studies, analyses and inquiries as we have deemed appropriate.


     We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and Metastream, and that there has been no material change in the assets, financial condition, business or prospects of the Company and Metastream since the date of the most recent financial statements made available to us.


     We have not been requested to, and did not consider the effect of the pending acquisition of Viewpoint Digital, Inc. in our analysis.


     We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and Metastream and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company or Metastream. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.


     Based upon the foregoing, and in reliance thereon, it is our opinion that the Transaction is fair to the Company from a financial point of view.

                          HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                  DETACH HERE

                                     PROXY

                           METACREATIONS CORPORATION


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER   , 2000


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of MetaCreations Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of
Stockholders dated October   , 2000, and hereby appoints              and
                    , and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of MetaCreations Corporation to be held at the Millennium Broadway Conference Center, 145 West 44th Street, New York, NY 10036 at 9:30 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of MetaCreations common stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.


SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-----------------                                                 ----------------
VOTE BY TELEPHONE                                                 VOTE BY INTERNET
-----------------                                                 ----------------

It's fast, convenient and immediate                               It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                              confirmed and posted
1-877-PRX-VOTE (1-877-779-8683)

FOLLOW THESE FOUR EASY STEPS:                                     FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY                                    1. READ THE ACCOMPANYING PROXY
   STATEMENT/PROSPECTUS AND PROXY CARD                               STATEMENT/PROSPECTUS AND PROXY CARD

2. CALL THE TOLL-FREE NUMBER                                      2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-779-8683) FOR                               HTTP://WWW.EPROXYVOTE.COM/MCRE
   STOCKHOLDERS RESIDING OUTSIDE THE UNITED
   STATES CALL COLLECT ON A TOUCH-TONE PHONE                      3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
   1-201-538-8073                                                    LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED               4. FOLLOW THE INSTRUCTIONS PROVIDED
   ON YOUR PROXY CARD ABOVE YOUR NAME

4. FOLLOW THE RECORDED INSTRUCTIONS

YOUR VOTE IS IMPORTANT!                                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime                                       Go to http://www.eproxyvote.com/mcre anytime

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

-----------------------------------------------------------------------------------------------------------------------------------
                                                         DETACH HERE


[X] Please mark
    Votes as in
    this example.


    1. Election of Directors
                                                                                                           FOR    AGAINST   ABSTAIN
       NOMINEES: (01) Thomas Bennett, (02) Bruce R. Chizen,       2 To approve the issuance to Computer
       (03) Lennert J. Leader, (04) Samuel H. Jones, Jr. and        Associates of shares of                [ ]      [ ]       [ ]
       (05) Robert E. Rice                                          common stock of MetaCreations
                                                                    in exchange for shares of common
                                                                    stock of Metastream Corporation



                                                                  3 To amend the 1995 Stock Plan to add    [ ]      [ ]       [ ]
                                                                    an additional 7,250,000 shares
                                                                    thereto

                                            MARK HERE
FOR all nominees listed above [except       FOR ADDRESS [ ]       4 To ratify the appointment of           [ ]      [ ]       [ ]
as marked to the contrary below).           CHANGE AND              PricewaterhouseCoopers LLP as
              [ ]                           NOTE BELOW              independent accountants for
                                                                    MetaCreations for the 2000
WITHHOLD AUTHORITY to vote for all                                  fiscal year
nominees listed above.
              [ ]
                                                                  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL
(Instructions: To withhold authority to                           MEETING DATED OCTOBER  , 2000.
vote for any individual nominee, write
that nominee's name in the space                                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
provided below).                                                  THE ENCLOSED ENVELOPE.

                                                                  NOTE: Please sign exactly as name appears on your stock
                                                                  certificate. If the stock is registered in the names of
                                                                  two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.








Signature:__________________________________ Date:_______________ Signature:__________________________________ Date:_______________